SCHEDULE 14A INFORMATION

                    Proxy Statement Pursuant to Section 14(a)
                     of the Securities Exchange Act of 1934

Filed by the Registrant [X]
Filed by a Party other than the Registrant  [ ]

Check the appropriate box:
[ ]   Preliminary Proxy Statement
[ ] Confidential, for Use of the Commission Only (as permitted by Rule 14a-6(e)(2))
[X]   Definitive Proxy Statement
[ ]   Definitive Additional Materials
[ ]   Soliciting Material Pursuant toss. 240.14a-11(c) orss. 240.14a-12



                           Trimble Navigation Limited
--------------------------------------------------------------------------------
                (Name of Registrant as Specified in its Charter)



--------------------------------------------------------------------------------
      (Name of Person(s) Filing Proxy Statement, if other than Registrant)

Payment of Filing Fee (Check the appropriate box):

[X]  No fee required.
[ ]  Fee computed on table below per Exchange Act Rules  14a-6(i)(1) and 0-11.
      (1) Title of each class of securities to which transaction  applies:  N/A
      (2) Aggregate number of securities to which transaction  applies: N/A
      (3) Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11: N/A
      (4) Proposed maximum aggregate value of transaction: N/A
      (5) Total fee paid: N/A
[ ]  Fee paid previously with preliminary materials.
[ ] Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.
      (1)    Amount Previously Paid: N/A
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      (3)    Filing Party: N/A
      (4)    Date Filed: N/A

                           TRIMBLE NAVIGATION LIMITED

                    NOTICE OF ANNUAL MEETING OF SHAREHOLDERS
                                  MAY 11, 2000

TO THE SHAREHOLDERS:

         NOTICE IS HEREBY GIVEN that the Annual Meeting of Shareholders of Trimble Navigation Limited (the "Company") will be held at the Westin Hotel in Santa Clara, located at 5101 Great America Parkway, Santa Clara, California 95054 in the Magnolia Room, on Thursday, May 11, 2000, at 1:00 p.m. local time, for the following purposes:

     1. To elect directors to serve for the ensuing year and until their successors are elected.

     2. To approve an increase of 925,000 shares in the number of shares of Common Stock reserved for issuance under the Company's 1993 Stock Option Plan from 5,000,000 shares to an aggregate of 5,925,000 shares.

     3. To approve an increase of 200,000 shares in the number of shares of Common Stock available for purchase by eligible employees under the Company's 1988 Employee Stock Purchase Plan from 2,950,000 shares to an aggregate of 3,150,000 shares.

     4. To approve an amendment of the Company's 1990 Director Stock Option Plan to extend the term of such plan by three years.

     5. To approve an amendment of the Company's bylaws to change the authorized number of the board of directors to a variable range between five and nine members.

     6. To ratify the appointment of Ernst & Young LLP as the independent auditors of the Company for the current fiscal year ending December 29, 2000.

     7. To transact such other business as may properly come before the meeting or any adjournment thereof.

         The foregoing items of business are more fully described in the Proxy Statement accompanying this Notice. Only shareholders of record at the close of business on March 13, 2000, will be entitled to notice of and to vote at the Annual Meeting or any adjournment thereof.

         All shareholders are cordially invited to attend the Annual Meeting in person. However, to ensure your representation at the meeting, you are urged to mark, sign, date, and return the enclosed Proxy card as promptly as possible in the postage-prepaid envelope enclosed for that purpose. This year, you may also vote via the Internet or by telephone in accordance with the detailed instructions on your Proxy card. Any shareholder attending the meeting may vote in person even if such shareholder previously returned a Proxy.

                                       For the Board of Directors
                                       TRIMBLE NAVIGATION LIMITED


                                       ROBERT S. COOPER
                                       Chairman of the Board

Sunnyvale, California
April 4, 2000

--------------------------------------------------------------------------------
      IMPORTANT: WHETHER OR NOT YOU PLAN TO ATTEND THE ANNUAL MEETING, YOU
      ARE REQUESTED TO COMPLETE AND PROMPTLY RETURN THE ENCLOSED PROXY CARD
      IN THE POSTAGE-PREPAID ENVELOPE PROVIDED OR VOTE VIA THE INTERNET OR BY TELEPHONE TO ASSURE THAT YOUR SHARES ARE REPRESENTED AT THE MEETING.
--------------------------------------------------------------------------------

                           TRIMBLE NAVIGATION LIMITED

                                 ---------------

                               PROXY STATEMENT FOR
                         ANNUAL MEETING OF SHAREHOLDERS
                                  May 11, 2000

         The enclosed Proxy is solicited on behalf of the Board of Directors of Trimble Navigation Limited, a California corporation (the "Company"), for use at the Company's Annual Meeting of Shareholders ("Annual Meeting") to be held at the Westin Hotel in Santa Clara, located at 5101 Great America Parkway, Santa Clara, California 95054 in the Magnolia Room, on Thursday, May 11, 2000, at 1:00 p.m. local time, and at any adjournment(s) or postponement(s) thereof, for the purposes set forth herein and in the accompanying Notice of Annual Meeting of Shareholders.

         The Company's principal executive offices are located at 645 North Mary Avenue, Sunnyvale, California 94088. The telephone number at that address is
(408) 481-8000.

         These proxy solicitation materials were mailed on or about April 4, 2000, to all shareholders entitled to vote at the Annual Meeting. A copy of the Company's Annual Report and Letter to Shareholders for the fiscal year ended December 31, 1999 accompanies this Proxy Statement but does not form any part of the proxy solicitation materials. A full copy of the Company's annual report on Form 10-K (including all exhibits thereto) as filed with the Securities and Exchange Commission ("SEC") for the fiscal year ended December 31, 1999, is available via the Internet at the SEC's EDGAR web site at http://www.sec.gov. In addition, a copy of the Company's annual report on Form 10-K as filed with the SEC is also available via the Internet at the Company's web site at http://www.trimble.com.

                 INFORMATION CONCERNING SOLICITATION AND VOTING

Record Date and Shares Outstanding

         Shareholders of record at the close of business on March 13, 2000 (the "Record Date") are entitled to notice of, and to vote at, the Annual Meeting. At the Record Date, the Company had issued and outstanding 22,930,113 shares of common stock ("Common Stock").

Revocability of Proxies

         Any proxy given pursuant to this solicitation may be revoked by the person giving it at any time before its use by delivering to the Company a written notice of revocation or a duly executed proxy bearing a later date or by attending the meeting and voting in person.

Voting

         Each share of Common Stock outstanding on the Record Date is entitled to one vote. In addition, every shareholder voting for the election of directors may cumulate such shareholder's votes and give one candidate a number of votes equal to the number of directors to be elected multiplied by the number of shares held by the shareholder as of the Record Date, or distribute such shareholder's votes on the same principle among as many candidates as the shareholder may select, provided that votes cannot be cast for more than the number of directors to be elected. However, no shareholder shall be entitled to cumulate votes unless the candidate's name has been placed in nomination prior to the voting and the shareholder, or any other shareholder, has given notice at the meeting prior to the voting of the intention to cumulate the shareholder's votes. An automated system
administered   by  the  Company's   transfer  agent  tabulates  the  votes.
Abstentions and broker non-votes are each included in the determination of the number of shares present and voting at the Annual Meeting and the presence or absence of a quorum. The required quorum is a majority of the shares outstanding on the Record Date. Abstentions are counted in tabulations of the votes cast on proposals presented to shareholders, whereas broker non-votes are not counted for purposes of determining whether a proposal has been approved.

Voting Via the Internet or By Telephone

         This year, instead of completing the enclosed proxy card and submitting it by mail, shareholders may vote by submitting proxies electronically either via the Internet or by telephone. Please note that there are separate arrangements for using the Internet and telephone depending on whether shares are registered in the Company's stock records directly in a shareholder's name or whether shares are held in the name of a brokerage firm or bank. Detailed electronic voting instructions can be found on the individual proxy card mailed to each shareholder.

         The Internet and telephone voting procedures have been designed to authenticate each shareholder's identity, in order to allow individual shareholders to vote their shares and to confirm that their instructions have been properly recorded. Shareholders voting via the Internet should be aware that there may be costs associated with electronic access, such as usage charges from Internet access providers and telephone companies, that will be borne solely by the individual shareholder.

Solicitation of Proxies

         The entire cost of this proxy solicitation will be borne by the Company. The Company has retained the services of Beacon Hill Partners, Inc. ("Beacon Hill") to solicit proxies, for which general services the Company has agreed to pay $3,500. In addition, the Company will also reimburse certain out-of-pocket expenses in connection with such proxy solicitation. The Company may reimburse brokerage firms and other persons representing beneficial owners of shares for their expenses in forwarding soliciting materials to such beneficial owners. Proxies may also be solicited by certain of the Company's directors, officers, and regular employees, without additional compensation, personally or by telephone, telegram or facsimile.

Deadline for Receipt of Shareholder Proposals for 2001 Annual Meeting

         Shareholders are entitled to present proposals for actions at forthcoming shareholder meetings of the Company if they comply with the requirements of the appropriate proxy rules and regulations promulgated by the Securities and Exchange Commission. Proposals of shareholders which are intended to be considered for inclusion in the Company's proxy statement and form of proxy related to the Company's 2001 Annual Meeting of Shareholders must be received by the Company at its principal executive offices (Attn: Corporate Secretary, Trimble Navigation Limited at 645 North Mary Avenue, Sunnyvale, California 94088) no later than December 4, 2000. Shareholders interested in submitting such a proposal are advised to retain knowledgeable legal counsel with regard to the detailed requirements of the applicable securities laws. The timely submission of a shareholder proposal to the Company does not guarantee that it will be included in the Company's applicable proxy statement.

         The Proxy card attached hereto and which is to be used in connection with the Company's current 2000 Annual Meeting grants the proxy holders discretionary authority to vote on any manner otherwise properly raised at such Annual Meeting. The Company presently intends to use a similar form of proxy card for its 2001 Annual Meeting of Shareholders. If the Company is not notified at its principal executive offices of a shareholder proposal at least 45 days prior to the one year anniversary of the mailing of this Proxy Statement, then the proxy holders for the Company's 2001 Annual Meeting of Shareholders will have the discretionary authority to vote against any such shareholder proposal if it is properly raised at such annual meeting, even though such shareholder proposal is not discussed in the Company's proxy statement related to that shareholder meeting.


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


                  PROPOSAL I--ELECTION OF DIRECTORS

Nominees

         A board of seven directors is to be elected at the Annual Meeting. The Board of Directors of the Company has authorized the nomination at the Annual Meeting of the persons named below as candidates.

         The names of the nominees and certain information about them are set forth below:

                                                                                                Director
 Name of Nominee        Age                       Principal Occupation                           Since
--------------------    ----   ---------------------------------------------------------        --------
Steven W. Berglund      48     President and Chief Executive Officer of the Company               1999
Robert S. Cooper        68     President, Chief Executive Officer and Chairman of the             1989
                                    Board of Directors of Atlantic Aerospace Electronic
                                    Corporation, Chairman of the Board of Directors of
                                    the Company
John B. Goodrich        58     Member of the law firm of Wilson Sonsini Goodrich &                1981
                                    Rosati, P.C., legal counsel to the Company
William Hart            59     General Partner, Technology Partners                               1984
Ulf J. Johansson        54     Chairman and Founder of Europolitan Holdings AB                    1999
Norman Y. Mineta        68     Vice President for Special Business Initiatives of                 1999
                                    Lockheed Martin Corporation

Bradford W. Parkinson   65    Professor at Stanford University, former President and              1984
                                     Chief Executive Officer of the Company and current
                                     consultant to the Company

         Steven W. Berglund joined the Company as President and Chief Executive Officer in March 1999. Mr. Berglund was elected to the Company's Board of Directors at the Annual Meeting of Shareholders held in June of 1999. Mr. Berglund has a diverse background with experience in engineering, manufacturing, finance, and global operations. Most recently, Mr. Berglund was President of Spectra Precision, Inc. which had global revenue of approximately $200 million and develops and manufactures surveying instruments, laser based construction alignment instruments, and construction machine control systems. Spectra Precision is a subsidiary of Spectra-Physics AB. During his fourteen years within Spectra-Physics, which was an early Silicon Valley pioneer in the development of laser systems, Mr. Berglund held a variety of positions that included four years based in Europe. Prior to Spectra-Physics, Mr. Berglund spent a number of years in the early 1980's at Varian Associates in Palo Alto, California where he held a number of planning and manufacturing roles. Varian is a technology company specializing in microwave communications, semiconductor manufacturing equipment, analytical instruments, and medical diagnostic equipment. Mr. Berglund began his career as a process engineer at Eastman Kodak in Rochester, New York. Mr. Berglund attended the University of Oslo and the University of Minnesota where he received a B.S. degree in Chemical Engineering in 1974 and received his M.B.A. degree from the University of Rochester in 1977.

     Robert S. Cooper was appointed Chairman of the Company's Board of Directors in August 1998. Dr. Cooper has served as a director of the Company since April 1989. Since 1985, Dr. Cooper has been President, Chief Executive Officer, and Chairman of the Board of Directors of Atlantic Aerospace Electronics Corporation, an aerospace company. Dr. Cooper also serves on the board of directors of BAE Systems North America. From 1981 to 1985, he was Assistant Secretary of Defense for Research and Technology and simultaneously held the position of Director for the Defense Advanced Research Projects Agency (DARPA). Dr. Cooper received a B.S. degree in Electrical Engineering from State University of Iowa in 1954, a M.S. degree in Electrical Engineering from Ohio State University in 1958, and a Doctor of Science degree in Electrical Engineering from the Massachusetts Institute of Technology in 1963.

     John B. Goodrich has served as a director of the Company since January 1981. Mr. Goodrich is a member of Wilson Sonsini Goodrich & Rosati, Professional Corporation, a law firm based in Palo Alto, California. This law firm has served as primary outside legal counsel to the Company. Mr. Goodrich received a B.A. degree from Stanford University in 1963, a J.D. degree from the University of Southern California in 1966, and a L.L.M. degree in Taxation from New York University in 1970.

     William Hart has served as a director of the Company since December 1984. Mr. Hart is a General Partner of Technology Partners, a venture capital management firm that he founded in 1980. Mr. Hart previously held positions with Cresap, McCormick and Paget, a management consulting firm, and with International Business Machines Corporation. Mr. Hart also currently serves on the board of directors of several privately held technology companies. Mr. Hart received a Bachelor of Management Engineering degree from Rensselaer Polytechnic Institute in 1965 and a M.B.A. degree from the Amos Tuck School of Business Administration at Dartmouth College in 1967.

     Ulf J. Johansson was appointed to serve on the Company's board of directors in December 1999. Dr. Johansson is a Swedish national with a distinguished career in communications technology. He is a founder and Chairman of Europolitan Holdings AB, a GSM mobile telephone operator in Sweden. Dr. Johansson currently serves as Chairman of both Zodiak Venture AB, a venture fund focused on information technology (IT), and the University Board of Royal Institute of Technology in Stockholm. Dr. Johansson also currently serves on the board of directors of Novo Nordsk A/S, a Danish pharmaceutical/life science company, and Trio AB as well as several privately held companies. Dr. Johansson formerly served as President and Chief Executive Officer of Spectra-Physics, and Executive Vice President at Ericsson Radio Systems AB. Dr. Johansson received a Master of Science in Electrical Engineering, and a Doctor of Technology (Communication Theory) from the Royal Institute of Technology in Sweden.

     Norman Y. Mineta was elected to the Company's Board of Directors at the Annual Meeting of Shareholders held in June of 1999. Mr. Mineta is Vice President for Special Business Initiatives at Lockheed Martin Corporation. Mr. Mineta joined Lockheed Martin in 1995, following his retirement from the United States House of Representatives where he had represented California's Silicon Valley since 1975. Mr. Mineta joined Mineta Insurance Agency, a general insurance brokerage, in 1956 and held various positions within the company until he sold the company in 1992. An internationally recognized expert in the field of transportation policy, Mr. Mineta is a former Chair and Ranking Democratic Member of the House of Representatives Committee on Public Works and Transportation. In total, Mr. Mineta served on the Committee for more than twenty years, including 8 years as Chair of its Aviation Subcommittee. Mr. Mineta's major accomplishments on the Committee included oversight of airline deregulation during the 1980's and his co-authorship of the Intermodal Surface Transportation Efficiency Act of 1991 (ISTEA). A native of San Jose, California, Mr. Mineta and his family were among the 120,000 Americans of Japanese ancestry forced into internment camps by the U. S. government during the Second World War. During the 100th Congress, Mr. Mineta was the driving force behind passage of H.R. 442, the Civil Liberties Act of 1988, which officially apologized for and redressed the injustices endured by Japanese Americans during the war. In 1995, George Washington University awarded the Martin Luther King, Jr. Commemorative Medal to Mr. Mineta for his contributions to the field of civil rights. In 1967, Mr. Mineta became the first non-white Member of the San Jose City Council. In 1971, he was elected as Mayor of San Jose, California, and became the first Asian Pacific American mayor of a major U.S. city. While serving in Congress, Mr. Mineta founded the Congressional Asian Pacific American Caucus and served as its first Chair. In 1992, Mr. Mineta became Chair of the House Committee on Public Works and Transportation, the first Asian American to hold this Chair. Mr. Mineta received a B.S. degree from the University of California, Berkeley in 1953.

     Bradford W. Parkinson has served as a director of the Company since 1984, and as a consultant to the Company since 1982. Dr. Parkinson served as the Company's President and Chief Executive Officer from August 1998 through March 1999. From 1980 to 1984 he was Group Vice President and General Manager for Intermetrics, Inc. where he directed five divisions. He also served as President of Intermetrics' industrial subsidiary, PlantStar. In 1979, Dr. Parkinson served as Group Vice President for Rockwell International directing business development and advanced engineering. Currently, Dr. Parkinson is the Edward C. Wells Endowed Chair professor at Stanford University and has been a Professor of Aeronautics and Astronautics at Stanford University since 1984. Dr. Parkinson has also directed the Gravity Probe-B spacecraft development project at Stanford University, sponsored by NASA, which is the largest program delegated by NASA to a university and has been program manager for several Federal Aviation Administration sponsored research projects on the use of Global Positioning Systems for navigation. Dr. Parkinson was on leave of absence from Stanford University while serving as Trimble's President and Chief Executive Officer. Dr. Parkinson received a B.S. degree from the U.S. Naval Academy in 1957, a M.S. degree in Aeronautics/Astronautics Engineering from Massachusetts Institute of Technology in 1961 and a Ph.D. degree in Astronautics Engineering from Stanford University in 1966.

Vote Required

     The seven nominees receiving the highest number of affirmative votes of the shares entitled to be voted shall be elected as directors. Votes withheld from any director are counted for purposes of determining the presence or absence of a quorum, but have no other legal effect under California law. While there is no definitive statutory or case law authority in California as to the proper treatment of abstentions and broker non-votes in the election of directors, the Company believes that both abstentions and broker non-votes should be counted solely for purposes of determining whether a quorum is present at the Annual Meeting. In the absence of controlling precedent to the contrary, the Company intends to treat abstentions and broker non-votes with respect to the election of directors in this manner.

     Unless otherwise directed, the proxy holders will vote the proxies received by them for the seven nominees named above. In the event that any such nominee is unable or declines to serve as a director at the time of the Annual Meeting, the proxies will be voted for any nominee who shall be designated by the present Board of Directors to fill the vacancy. In the event that additional persons are nominated for election as directors, the proxy holders intend to vote all proxies received by them in such a manner as will ensure the election of as many of the nominees listed above as possible. In such event, the specific nominees to be voted for will be determined by the proxy holders. It is not expected that any nominee will be unable or will decline to serve as a director. The directors elected will hold office until the next annual meeting of shareholders and until their successors are duly elected and qualified.

Recommendation of the Board of Directors

     The Board of Directors recommends that shareholders vote FOR the election of the above-named directors to the Board of Directors of the Company.

Board Meetings and Committees

     The Board of Directors held 16 meetings during the fiscal year ended December 31, 1999. No director attended fewer than 75% of the aggregate of all the meetings of the Board of Directors and the meetings of the committees, if any, upon which such director also served.

     The Board of Directors has a standing Audit Committee. The members of the Audit Committee at the beginning of the 1999 fiscal year were William Hart, Bradford W. Parkinson and Charles R. Trimble. The current members of the Audit Committee are directors Hart and Parkinson and director Parkinson serves as the committee chairman. The Audit Committee held five meetings during fiscal year 1999. The purposes of the Audit Committee are to make such examinations as are necessary to monitor the corporate financial reporting and the internal and external audits of the Company, to provide to the Board of Directors the results of its examinations and recommendations derived therefrom, to outline to the Board of Directors improvements made, or to be made, in internal accounting controls, to nominate independent auditors, and to provide such additional information as the committee may deem necessary to make the Board of Directors aware of significant financial matters which require the Board's attention.

     The Board of Directors has a standing Compensation Committee. The current members of the Compensation Committee are directors Cooper, Goodrich and Hart and director Goodrich serves as the committee chairman. Such Compensation Committee held one meeting during fiscal year 1999. The purpose of the Compensation Committee is to review and make recommendations to the full Board of Directors with respect to all forms of compensation to be paid or provided to the Company's executive officers.

     In November 1998, the Board of Directors formed a standing Nominating Committee for the purpose of evaluating the size and composition of the Board of Directors as well as considering potential additional candidates to serve as members of the Board of Directors. The members of the Nominating Committee at the beginning of fiscal 1999 were directors Cooper, Goodrich and Parkinson. The current members of the Nominating Committee are directors Berglund, Cooper and Goodrich and director Cooper serves as the committee chairman. The Nominating Committee held a number of various informal meetings and one formal meeting during fiscal 1999. The Nominating Committee will consider nominees proposed by shareholders of the Company. Any shareholder who wishes to recommend a suitably qualified prospective nominee for the Company's Board of Directors should do so in writing by providing such candidate's name, qualifications (including a resume, if available) and appropriate contact information to the Company at its principal executive offices, Attn: Corporate Secretary, Trimble Navigation Limited at 645 North Mary Avenue, Sunnyvale, California 94088.

Compensation Committee Interlocks and Insider Participation

     Robert S. Cooper, John B. Goodrich and William Hart served as the members of the Company's Compensation Committee for the one meeting that was held during the 1999 fiscal year. In August 1998, Dr. Cooper was appointed to serve as the Company's Chairman of the Board of Directors and became an employee of the Company through August 1999 pursuant to an agreement approved by a majority of the disinterested members of the Board of Directors. In December 1998, Mr. Goodrich was appointed to serve as the Company's corporate secretary; however; he is not, and has never been an employee of the Company. In addition, Mr. Goodrich is a member of the law firm of Wilson Sonsini Goodrich & Rosati, P.C., which was retained by the Company during the past fiscal year as general primary outside legal counsel and which the Company currently retains. Mr. Hart is not, and has never been, an employee or officer of the Company. See "Compensation of Directors," "Employment Contracts and Termination of Employment and Change-in-Control Arrangements" and "Certain Relationships and Related Transactions."

Compensation Committee Report

     The Compensation Committee of the Board of Directors (the "Committee") establishes the general compensation policies of the Company and the compensation plans and specific compensation levels for executive officers of the Company. The Committee believes that the compensation of the Chief Executive Officer should be primarily influenced by the overall financial performance of the Company. In August 1998, Bradford W. Parkinson was appointed as the Company's interim President and Chief Executive Officer replacing the Company's former President and Chief Executive Officer, Charles R. Trimble. In March of 1999, Steven W. Berglund was appointed as the Company's President and Chief Executive Officer.

     The Committee believes that the compensation of the Chief Executive Officer should be established within a range of compensation for similarly situated chief executive officers of comparable companies in the high technology and related industries in the Standard & Poor's High Technology Composite Index ("peer companies") and their performance according to data obtained by the Committee from independent outside consultants and publicly available data, such as proxy data from peer companies as adjusted by the Committee's consideration of the particular factors influencing the Company's performance and current situation. A portion of the Chief Executive Officer's compensation package is established as base salary and the balance is variable and consists of an annual cash bonus and/or stock option grants.

     Due to the unique challenges then facing the Company, a majority of the remaining disinterested members of the Board of Directors approved a base salary of $30,000 per month through June 1999 for Dr. Parkinson to serve as interim President and Chief Executive Officer of the Company while a search took place to find a permanent candidate and approved a base salary of $10,000 per month for Dr. Cooper to serve as the Company's Chairman of the Board of Directors through August 1999.

     Within these established ranges and guidelines, and taking into account the Company's historical performance compared to peer companies, the Committee and Board of Directors also carefully considered the risks and challenges facing the Company in offering a complete compensation package in recruiting Mr. Berglund to serve as the Company's new President and Chief Executive Officer as well as the individual qualifications and skills that Mr. Berglund possesses. Based on these considerations, the Committee and Board of Directors approved a base annual salary of $400,000 for Mr. Berglund beginning in March 1999. See "Employment Contracts and Termination of Employment and Change-in-Control Arrangements."

     The Committee also carefully reviewed and considered its cash bonus program for fiscal year 1999 for senior executives of the Company. Such program provided for an annual cash bonus based upon a maximum eligible percentage of each executive's base salary within a range of target incentives as reported by professional compensation surveys. The percentage for each executive was then adjusted by factoring in an evaluation of such individual's performance. The total size of the Company's bonus pool for all employees, including executives, was determined with respect to the Company's performance in meeting certain goals for both revenue and income for fiscal year 1999 and bonuses were only paid once at the end of the fiscal year. For fiscal year 1999 the total bonus pool for all employees, including executives, was approximately $1.7 million. In connection with Dr. Parkinson serving as the Company's interim President and Chief Executive Officer during the first quarter of fiscal year 1999, in January 2000 the Board of Directors approved a special bonus to Dr. Parkinson of approximately 50% of the base salary paid to him for such time period. Pursuant to the terms of his employment agreement, Mr. Berglund is eligible for a cash bonus of up to 50% of his base salary on a pro rata basis for fiscal years 1999 and 2000 and one half of this bonus amount was guaranteed for fiscal year 1999.

     Based on the Board of Directors' and the Committee's evaluation of the challenges and demands facing Dr. Parkinson as interim President and Chief Executive Officer in August 1998, he was granted an option to purchase an aggregate of 100,000 shares of the Company's Common Stock which vested over six months and had an exercise price equal to the then current fair market value at the date of grant. Based on the Board of Directors' and the Committee's evaluation of the new Chief Executive Officer's ability to influence the long-term growth and profitability of the Company, the Board of Directors determined that Mr. Berglund should receive an option grant to purchase 400,000 shares of the Company's Common Stock upon his starting with the Company in March 1999. Such options have an exercise price equal to the then current fair market value at the date of grant, vest ratably over the five years and have partial acceleration provisions in certain change of control situations.

     The Committee also adopted similar policies with respect to the overall compensation of other senior executive officers of the Company. A portion of each compensation package was established as base salary and the balance is variable and consists of an annual cash bonus and stock option grants. Using salary survey data supplied by outside consultants and other publicly available data, such as proxy data from peer companies, the Committee established base salaries for each senior executive within a range of salaries of similarly situated executive officers at comparable companies. In addition, these base salaries of senior executive officers were then adjusted by the Committee taking into consideration factors such as the relative performance of the Company, the performance of the business unit for which the senior executive is responsible and the individual's past performance and future potential.

     The size of option grants, if any, to other senior executive officers was determined by the Committee's evaluation of each executive's ability to influence the Company's long-term growth and profitability. The Company also has a metric measurement system in place with respect to option grants made to all new employees under the Company's option plans in order to ensure consistency among grants and competitiveness in the marketplace. Generally, these options are granted at the then current market price and because the value of an option bears a direct relationship to the Company's stock price, it is an incentive for managers to create value for shareholders. The Committee therefore views stock options as an important component of its long-term, performance-based compensation philosophy.

     During fiscal year 1999, the Compensation Committee and the Board of Directors determined that all employees and executive offices of the Company should be reviewed as part of a single worldwide program. The purpose of this single review plan is to provide a common, annual review date for all levels of managers to review all employees of the Company. All executive officers, including the Chief Executive Officer, will be reviewed by the Compensation Committee at the same time. The annual review period for this new plan was established as the month of April.

     Under the new review plan, the total compensation of all employees of the Company, including executive officers, will be reviewed annually in April in accordance with the same common criteria. Base salary guidelines have been established and will be revised periodically based upon market conditions, the economic climate and the Company's financial position. Merit increases, if any, for all employees of the Company, including executive officers, will be based upon the following criteria: the individual employee's performance for the year as judged against his/her job goals and responsibilities, the individual employee's salary and performance as compared to other employees in the same or similar department, the individual employee's position in the salary grade, the employee's salary relative to market data for the position and the Company's fiscal budget and any associated restrictions.

   Robert S. Cooper, Member   John B. Goodrich, Member   William Hart, Member
   Compensation Committee      Compensation Committee    Compensation Committee


              Steven W. Berglund,                 Ulf J. Johansson,
              Board of Directors                  Board of Directors

              Norman Y. Mineta,                   Bradford W. Parkinson,
              Board of Directors                  Board of Directors

Compensation of Directors

     Cash Compensation. In order to help attract additional new outside candidates to serve on the Company's Board of Directors, the Board of Directors carefully considered and adopted a cash compensation policy effective January 2, 1999. Under the this cash compensation plan, all non-employee directors receive an annual cash retainer of $15,000 to be paid quarterly in addition to a fee of $1,500 for each board meeting attended in person and $375 for each board meeting attended via telephone conference. Members of designated committees of the Board of Directors receive $750 per meeting which is not held on the same day as a meeting of the full Board of Directors. Non-employee directors are also reimbursed for travel, including a per diem for international travel, and other necessary business expenses incurred in the performance of their services as directors of the Company.

     1990 Director Stock Option Plan. The Company's 1990 Director Stock Option Plan (the "Director Plan") was adopted by the Board of Directors on December 19, 1990 and approved by the shareholders on April 24, 1991. An aggregate of 380,000 shares of the Company's Common Stock has been previously reserved for grants issuable pursuant to the Director Plan ("Director Options"). The Director Plan provides for the annual granting of nonstatutory stock options to each non-employee director of the Company (the "Outside Directors"). Pursuant to the terms of the Director Plan, new Outside Directors are granted a one-time option to purchase 15,000 shares of the Company's Common Stock upon initially joining the Board of Directors. Thereafter, each year, each Outside Director receives an additional option grant to purchase 5,000 shares if re-elected at the annual meeting of shareholders. All such Director Options have an exercise price equal to the fair market value of the Company's Common Stock on the date of grant, vest over three years, and have a ten year term of exercise. In addition, all such grants are automatic and are not subject to the discretion of any person upon the re-election of each such Outside Director.

     At the Record Date, options to purchase an aggregate of 198,333 shares, having an average exercise price of $14.0641 per share and expiring from December 19, 2000 to December 16, 2009 were outstanding and 95,833 shares remained available for future grant under the Director Plan. During the fiscal year ended December 31, 1999, directors Cooper, Goodrich, Hart and Parkinson were each granted Director Options to purchase 5,000 shares of the Company's Common Stock at an exercise price of $12.4375 per share and directors Mineta and Johansson were each granted Directors Options to purchase 15,000 shares of the Company's Common Stock at an exercise prices of $12.4375 and $19.3125 per share, respectively, upon beginning to serve on the Company's Board of Directors.

     Other Arrangements. Dr. Parkinson has served as a consultant to the Company since 1982. During the last fiscal year and in connection with serving as the Company's President and Chief Executive Officer and in providing transitional services, Dr. Parkinson was employed by the Company through June 1999 and received a salary of $30,000 per month. From June 1999 through August 1999, Dr. Parkinson continued to help in the transition of the Company and received monthly payments of $12,000 per month for such services. Beginning in September 1999, Dr. Parkinson resumed his usual consulting role to the Company for which he receives $6,000 per month for such consulting services. See "Employment Contracts and Termination of Employment and Change-in-Control Arrangements" and "Compensation Committee Report."

     In addition to serving as a director of the Company, in August 1998, Dr. Cooper began serving as the Company's Chairman of the Board of Directors for which he was employed by the Company through August 1999 and for which he was paid $10,000 per month for such services. Dr. Cooper has continued as the Company's Chairman of the Board of Directors since that time but has not received any special compensation for such services. See "Employment Contracts and Termination of Employment and Change-in-Control Arrangements."

         SECURITY OWNERSHIP OF CERTAIN BENEFICIAL OWNERS AND MANAGEMENT

     The following table sets forth the shares of Company's Common Stock beneficially owned as of the Record Date (unless otherwise noted below) by: (i) all persons known to the Company to be the beneficial owners of more than 5% of the Company's outstanding Common Stock, (ii) each director of the Company (including nominees), (iii) the executive officers of the Company named in the Summary Compensation Table contained in "COMPENSATION OF EXECUTIVE OFFICERS", and (iv) all directors and executive officers of the Company, as a group:

                                                                                                         Shares
                                                                                                  Beneficially Owned (2)
                                                                                               ----------------------------
     5% Shareholders, Directors and Nominees, and Executive Officers (1)                          Number       Percent (%)
--------------------------------------------------------------------------------------         ------------   -------------
Capital Research and Management Company and
SMALLCAP World Fund, Inc. (3)........................................................          2,540,000          11.08
     333 South Hope Street
     Los Angeles, California   90071
Frontier Capital Management LLC (4)..................................................          1,313,730           5.73
     99 Summer Street
     Boston, Massachusetts   02110

Steven W. Berglund(5)................................................................             88,176            *
Robert S. Cooper(6)..................................................................            142,722            *
John B. Goodrich(7)..................................................................             43,210            *
William Hart(8)......................................................................             82,431            *
Ulf J. Johansson(9)..................................................................              1,667            *
Norman Y. Mineta (10)................................................................              4,583            *
Bradford W. Parkinson(11)............................................................            152,642            *

Charles E. Armiger, Jr.(12)..........................................................             36,146            *
Mary Ellen Genovese(13)..............................................................             16,877            *
David M. Hall(14)....................................................................             52,438            *
Ronald C. Hyatt(15)..................................................................            230,753           1.00

All Directors and Executive Officers, as a group
     (15 persons)(5)-(16)............................................................            967,869           4.10

------------------

*     Indicates less than 1%
(1) Except as otherwise noted in the table, the business address of each of the persons named in this table is: c/o Trimble
      Navigation Limited, 645 North Mary Avenue, Sunnyvale, California 94088.
(2) Except as indicated in the footnotes to this table and pursuant to applicable community property laws, the persons named in the table have sole voting and investment power with respect to all shares of stock shown as beneficially owned by them.
(3) The information presented with respect to Capital Research and Management Company ("CRMC") and SMALLCAP World Fund, Inc. ("SWFI") is as reported pursuant to a Schedule 13G as jointly filed with the Securities and Exchange Commission on February 11, 2000 by CRMC and SWFI. As reported on such joint Schedule 13G, CRMC is an investment adviser registered under
      Section 203 of the Investment Advisers Act of 1940 and was deemed to be the beneficial owner of 2,540,000 shares as of the filing date due to its sole dispositive power over such shares and as a result of acting as investment adviser to various investment companies registered under
      Section 8 of the Investment Company Act of 1940. CRMC disclaims beneficial ownership of all such shares pursuant to Rule 13d-4 of the Exchange Act of 1934, as amended. SWFI is an investment company registered under the Investment Company Act of 1940, which is advised by CRMC, was the beneficial owner of 1,450,000 shares as of the filing date due to its sole voting power over such shares; however, all such shares beneficially owned by SWFI are included within the shares shown for CRMC.
(4) The information presented with respect to Frontier Capital Management LLC ("Frontier") is as reported pursuant to a Schedule 13G filed by Frontier with the Securities and Exchange Commission on February 15, 2000.
(5) Includes 86,666 shares subject to stock options exercisable within 60 days of the Record.
(6) Includes 109,722 shares subject to stock options exercisable within 60 days of the Record Date.

(7) Includes 24,722 shares subject to stock options exercisable within 60 days of the Record Date.
(8) Includes 1,106 shares held by TPW Management III, L.P., a venture capital fund of which Mr. Hart is a general partner. Also includes 51,389 shares subject to stock options exercisable within 60 days of the Record Date.
(9) Includes 1,667 shares subject to stock options exercisable within 60 days of the Record Date.
(10) Includes 4,583 shares subject to stock options exercisable within 60 days of the Record Date.
(11) Includes 3 shares held by Dr. Parkinson's spouse, 2,515 shares held in a charitable remainder trust and 146,789 shares subject to stock options exercisable within 60 days of the Record Date.
(12) Includes 18,416 shares subject to stock options exercisable within 60 days of the Record Date.
(13) Includes 10,434 shares subject to stock options exercisable within 60 days of the Record Date.
(14) Includes 44,098 shares subject to stock options exercisable within 60 days of the Record Date.
(15) Includes 107,501 shares subject to stock options exercisable within 60 days of the Record Date.
(16) Includes 655,469 shares subject to stock options exercisable within 60 days of the Record Date.

Section 16(a) Beneficial Ownership Reporting Compliance

     Section 16(a) of the Securities Exchange Act of 1934, as amended, requires the Company's executive officers and directors and persons who own more than 10% of a registered class of the Company's equity securities during fiscal year 1999 to file reports of initial ownership on Form 3 and changes in ownership on Form 4 or 5 with the Securities and Exchange Commission (the "SEC"). Such officers, directors and 10% shareholders are also required by SEC rules to furnish the Company with copies of all Section 16(a) reports they file.

     Based solely on its review of the copies of such forms received by it and on written representations from its officers and directors and certain other reporting persons that no Forms 5 were required for such persons, the Company believes that, during the fiscal year ended December 31, 1999, all Section 16(a) filing requirements applicable to its officers, directors and 10% shareholders were complied with on a timely basis.

                       COMPENSATION OF EXECUTIVE OFFICERS

     The following table sets forth the compensation, including bonuses, for each of the Company's last three fiscal years ending December 31, 1999 paid to
(i) all persons who served as the Company's Chief Executive Officer during last completed fiscal year, (ii) the four other most highly compensated executive officers of the Company serving at the end of the last completed fiscal year, and (iii) one former executive officer of the Company who would have been one of the four other most highly compensated executive officers at year end, except for the fact that he was no longer serving as an executive officer of the Company at the end of the last completed fiscal year:

                           Summary Compensation Table

                                                                                              Long-term
                                                              Annual Compensation(1)       Compensation(2)
                                                             --------------------------   -----------------
                                                                                              Securities
                                                                                              Underlying           All Other
                                                               Salary          Bonus           Options          Compensation(3)
Name and Principal Position                        Year         ($)             ($)              (#)                  ($)
------------------------------------------        -------    ----------     ------------     ---------------   ------------------
Steven W. Berglund(4)                              1999       320,000             0             400,000(5)       137,016(6)
   President and Chief Executive Officer           1998             -             -                   -                -
                                                   1997             -             -                   -                -

Bradford W. Parkinson(7)                           1999       205,293             0              35,000(8)        21,650(9)
   Former President and Chief Executive            1998       123,231             0             125,000(8)        64,061(10)
   Officer, Current Director and Consultant        1997             -             -               5,000(8)        57,000(11)

David M. Hall                                      1999       268,404             0              60,000            9,273(12)
   Group Vice President,                           1998       213,858         7,928                   0            7,700(13)
   Mobile and Timing Technologies                  1997       179,518        40,893              20,000            7,700(13)

Ronald C. Hyatt                                    1999       250,000             0                   0            1,200
   Group Vice President,                           1998       139,399             0              90,000            1,200
   Precise Positioning Group                       1997       104,810             0              50,000            1,200

Mary Ellen Genovese                                1999       194,879             0              26,000            1,939(14)
    Vice President, Finance; Chief Financial       1998       147,183         5,105              20,000            1,200
    Officer and Corporate Controller               1997       103,458        14,848               2,500            1,200

Charles E. Armiger, Jr.                            1999       191,130        12,000(15)          30,000            9,214(16)
    Vice President, Worldwide Sales                1998       176,090         9,431                   0            7,050(17)
                                                   1997       147,505        39,598              10,000            7,050(17)

Charles R. Trimble (18)                            1999       201,195             0                   0            1,358(19)
    Former Vice Chairman and Director              1998       389,584        21,022                   0           23,600(20)
                                                   1997       358,376        95,779              20,000           12,200(21)
-----------------------------

(1) Compensation deferred at the election of executive is included in the category and in the year earned.
(2) The Company has not issued stock appreciation rights or restricted stock awards. The Company has no "long-term incentive plan" as the term is defined in the applicable rules.
(3) Includes amounts contributed by the Company pursuant to Section 401(k) of the Internal Revenue Code of 1986, as amended, for the periods in which they accrued. All full-time employees are eligible to participate in the Company's 401(k) plan.
(4) Mr. Berglund served as the Company's President and Chief Executive Officer since March 1999 and is included in the Summary Compensation Table pursuant to Item 402(a)(3)(i) of Regulation S-K of the Securities Act of 1933, as amended (the "Securities Act").
(5) Mr. Berglund received a one-time grant of an option to purchase 400,000 shares in connection with being hired as the Company's President and Chief Executive Officer.

(6) Includes $99,479 of relocation costs paid by the Company in connection with the hiring of Mr. Berglund, $42,333 in connection with a loan, including related accrued interest, made to Mr. Berglund by the Company that was forgiven during the year and $1,204 paid by the Company for fitness center dues provided to Mr. Berglund.
(7) Dr. Parkinson served as the Company's President and Chief Executive Officer from August 1998 through March 1999 and is included in the Summary Compensation Table pursuant to Item 402(a)(3)(i) of Regulation S-K of the Securities Act of 1993. Dr. Parkinson continues to serve as a director and consultant to the Company subsequent to March 1999.
(8) Includes 5,000 options automatically granted to Dr. Parkinson for serving as an outside member of the Company's Board of Directors pursuant to the terms of the Company's 1990 Director Stock Option Plan.
(9) Includes $18,000 paid by the Company for consulting services provided by Dr. Parkinson and $2,750 paid by the Company to Dr. Parkinson in connection with Board attendance fees.
(10) Includes $49,500 paid by the Company for consulting services provided to the Company by Dr. Parkinson for the portion of the 1998 fiscal year before he became the Company's President and Chief Executive Officer and $14,261 paid by the Company to retain certain medical and dental benefits for Dr. Parkinson while he was on leave of absence from Stanford University and serving as the Company's President and Chief Executive Officer.
(11) Includes $57,000 paid by the Company for consulting services provided by Dr. Parkinson during the fiscal year.
(12) Includes $6,500 paid to Mr. Hall as an auto allowance and $1,573 paid by the Company for fitness center dues provided to Mr. Hall.
(13)  Includes $6,500 paid to Mr. Hall as an auto allowance.
(14) Includes $739 paid by the Company as fitness center dues provided to Mrs. Genovese.
(15) Represents a bonus paid by the Company to Mr. Armiger which was used to help offset the interest costs associated with a loan previously made to him by the Company.
(16) Includes $5,850 paid to Mr. Armiger by the Company as an auto allowance and $2,164 paid by the Company for fitness center dues provided to Mr. Armiger.
(17)  Includes $5,850 paid to Mr. Armiger by the Company as an auto allowance.
(18) Mr. Trimble served as the Company's President and Chief Executive Officer until August 1998 and as a consultant and member of the Company's Board of Directors until June 1999 and is included in the Summary Compensation Table solely pursuant to Item 402(a)(3)(iii) of Regulation S-K of the Securities Act. Until June 1999, Mr. Trimble continued to be paid as a consultant to the Company at his full regular salary rate.
(19) Includes $858 paid by the Company for fitness center dues provided to Mr. Trimble.
(20) Includes $22,400 paid by the Company for tax planning services provided to Mr. Trimble.
(21) Includes $11,000 paid by the Company for tax planning services provide to Mr. Trimble.

     The following table sets forth the number and terms of options granted to the persons named in the Summary Compensation Table during the fiscal year ended December 31, 1999:

                        Option Grants in Last Fiscal Year



                                Individual Grants
-------------------------------------------------------------------------------------------
                                    Number of       % of Total                                  Potential Realizable
                                    Securities        Options                                     Value at Assumed
                                    Underlying       Granted to                                 Annual Rates of Stock
                                     Options        Employees in        Exercise   Expiration    Price Appreciation
                                     Granted         Fiscal Year         Price        Date        for Option Term (4)
                                                                                                -------------------------
              Name                     (#)              (1)         ($/Share) (2)     (3)           5% ($)      10% ($)
-----------------------------     -------------     -------------   -------------- ------------ ------------  -----------
Steven W. Berglund...........       400,000            22.06             8.000       3/17/09      2,012,800    5,100,800

Bradford W. Parkinson........        30,000             1.65             9.625       2/1/09         181,624      460,268
                                      5,000             0.28            12.435       6/2/09          39,108       99,107

David M. Hall................        60,000             3.31            11.563       8/25/09        436,369    1,105,838

Ronald C. Hyatt..............             0               -                -            -                 0            0

Mary Ellen Genovese..........        15,000             0.83            11.563       8/25/09        109,092      276,459
                                     11,000             0.61            19.313      12/16/09        133,623      338,625

Charles E. Armiger, Jr.......        30,000             1.65            11.563       8/25/09        218,184      552,919

Charles R. Trimble(5)........             0               -                -            -                 0            0

------------------

(1) The Company granted options to purchase an aggregate of 1,812,982 shares of the Company's Common Stock to employees, consultants and non-employee directors during fiscal year 1999 pursuant to the Company's 1993 Stock Option Plan, the 1992 Management Discount Plan and the 1990 Director Stock Option Plan.
(2) All options presented in this table were granted at an exercise price equal to the then fair market value of a share of the Company's Common Stock on the date of grant, as quoted on the Nasdaq National Market System.
(3) All options presented in this table may terminate before the stated expiration upon the termination of optionee's status as an employee, consultant or director, including upon the optionee's death or disability.
(4) The assumed 5% and 10% compound rates of annual stock appreciation are mandated by the rules of the Securities and Exchange Commission and do not represent the Company's estimate or projection of future Common Stock prices. All grants made to persons serving as employees and directors of the Company listed in the table have a ten-year term of exercise which, assuming the specified rates of annual compounding, results in total appreciation of 62.9% (at 5% per year) and 159.4% (at 10% per year).
(5) Mr. Trimble served as the Company's President and Chief Executive Officer until August 1998 and as a consultant and member of the Company's Board of Directors until June 1999. See "COMPENSATION OF EXECUTIVE OFFICERS-Summary Compensation Table", footnote #18.

     The following table provides information on option exercises by the persons named in the Summary Compensation Table during the fiscal year ended December 31, 1999:

                           Aggregated Option Exercises in Last Fiscal Year and Fiscal Year-End Option Values

                                 Shares                           Number of Securities
                               Acquired on                            Options at                In-the-Money Options
                                Exercise     Value Realized       Fiscal Year-End (#)        at Fiscal Year-End ($)(1)
                                                             ----------------------------   ---------------------------
            Name                   (#)            ($)        Exercisable    Unexercisable   Exercisable   Unexercisable
----------------------------  ------------  ---------------  ------------   -------------   -----------   -------------
Steven W. Berglund..........         -                -               0       400,000               0       5,450,000

Bradford W. Parkinson.......    30,000          232,381         144,206        15,794       1,436,869          80,256

David M. Hall...............         -                -          40,529        79,471         270,083         705,917

Ronald C. Hyatt.............         -                -          91,667        78,333       1,066,798         950,135

Mary Ellen Genovese.........         -                -           8,267        43,733          76,790         368,123

Charles E. Armiger, Jr......         -                -          16,299        40,701          77,599         358,376

Charles R. Trimble(2).......         -                -               0             0               0               0

------------------

(1) Represents the market value of the Common Stock underlying the options at fiscal year end, less the exercise price of "in-the-money" options. The closing price of the Company's Common Stock on December 31, 1999 as quoted on the Nasdaq National Market System was $21.625.
(2) Mr. Trimble served as the Company's President and Chief Executive Officer until August 1998 and as a consultant and member of the Company's Board of Directors until June 1999. See "COMPENSATION OF EXECUTIVE OFFICERS-Summary Compensation Table", footnote #18.

Changes to Compensation Plans

     The Company has proposed amendments to increase the number of shares reserved for issuance and sale under the Company's 1993 Stock Option Plan and its 1988 Employee Stock Purchase Plan and an amendment to extend the term of the 1990 Director Stock Option Plan. Because all grants under the 1993 Stock Option Plan are made at the discretion of the Board of Directors, future grants under the 1993 Stock Option Plan are not yet determinable. Similarly, because each employee's participation in the Company's 1988 Employee Stock Purchase Plan is purely voluntary, the future benefits under such plan are also not yet determinable. Because all grants under the 1990 Director Stock Option Plan are automatic pursuant to the terms on the plan and contingent upon each outside director being re-elected to the Company's Board of Directors by the shareholders, future grants under the 1990 Director Stock Option Plan are also not yet determinable. Accordingly, the following table summarizes the number of stock options granted under the 1993 Stock Option Plan, the number of shares purchased under the 1988 Employee Stock Purchase Plan and the number of stock options granted under the 1990 Director Stock Option Plan during the last fiscal year ended December 31, 1999 to (i) the persons named in the Summary Compensation Table, (ii) all current executive officers as a group, (iii) all current directors who are not executive officers as a group, and (iv) all employees (excluding executive officers) as a group.

                                New Plan Benefits

                                                                             1988 Employee Stock           1990 Director
                                              1993 Stock Option Plan (1)      Purchase Plan (3)        Stock Option Plan (5)
                                              --------------------------  ------------------------    --------------------------
                                                Exercise                   Purchase                    Exercise
                                                 Price       Number of       Price      Number of       Price       Number of
                                                 ($ per       Options       ($ per        Shares        ($ per       Options
             Name and Position                 Share) (2)     Granted     Share) (4)    Purchased       Share)       Granted
--------------------------------------------  -------------  ----------   -----------  ------------    ----------   ------------
Steven W. Berglund
     President and Chief Executive Officer..      8.000        275,000         -            0             -             -
Bradford W. Parkinson
     Former President and Chief Executive
     Officer, Current Director and
     Consultant.............................      9.625         30,000        6.481        1,869         18.438       5,000
David M. Hall
     Group Vice President, MTT..............     11.563         60,000        6.481        2,994          -             -
Ronald C. Hyatt
     Group Vice President, PPG..............       -             0            7.777        2,664          -             -
Mary Ellen Genovese
     Vice President, Finance; Chief
     Financial Officer and Corporate             11.563         15,000
     Controller.............................     19.313         11,000        7.627         2786          -             -
Charles E. Armiger, Jr.
     Vice President, Worldwide Sales........     11.563         30,000        8.194        1,166          -             -
Charles R. Trimble(6)(7)
     Former Vice Chairman and Director......       -             0             -            0             -             -

Current Executive Officers, as a group(8)...      9.832        763,500        7.446       15,653          -             -

Non-Executive Officer Directors, as a
     group(9)...............................       -             0             -            -            18.703      50,000

Non-Executive Officer Employees, as a group.     11.829        874,482        8.038      301,557          -             -

------------------

(1) Only employees and consultants (including officers and directors) of the Company are eligible for option grants under the 1993 Stock Option Plan as approved by the Company's Board of Directors.
(2)   Exercise  prices for the  options  granted  during  the fiscal  year ended
      December 31, 1999 under the 1993 Stock Option Plan are shown on a weighted-average basis for the groups presented. Future benefits under the 1993 Stock Option Plan are not determinable, as grants of options are at the discretion of the Company's Board of Directors and are dependent upon the price of the Company stock in the future.
(3) Only Company employees (including officers) whose customary employment with the Company is at least 20 hours per week and more than five months in any calendar year are eligible to participate in the 1988 Employee Stock Purchase Plan.
(4) Under the terms of the 1988 Employee Stock Purchase Plan, eligible employees may purchase shares of the Company's Common Stock through payroll deductions at a purchase price not less than 85% of the fair market value of the Company's Common Stock on the first or last day of each applicable six-month offering period. See "Proposal III-Amendment to the 1988 Employee Stock Purchase Plan." All Purchase prices for shares acquired during the fiscal year ended January 1, 1999 under the 1988 Employee Stock Purchase Plan are shown on a weighted-average basis. There were two open offering periods during the last fiscal year and the applicable per share purchase prices were $13.7594 and $6.1625.
(5) Only Non-employee directors are eligible to receive automatic option grants under the 1990 Director Stock Option Plan. See "Proposal IV-Amendment to the 1990 Director Stock Purchase Plan". Future benefits under the 1990 Director Stock Option Plan are not determinable, as grants of options are contingent upon being re-elected to the Company's Board of Directors by the shareholders and are dependent upon the price of the Company stock in the future at such time.
(6) As Mr. Trimble then held more than 5% of the Company's voting stock, he was not eligible to purchase shares under the 1988 Employee Purchase Plan pursuant to its terms. See "Proposal III-Amendment to the 1988 Employee Stock Purchase Plan."
(7) Mr. Trimble served as the Company's President and Chief Executive Officer until August 1998 and as a consultant and member of the Company's Board of Directors until June 1999. See "COMPENSATION OF EXECUTIVE OFFICERS-Summary Compensation Table", footnote #18.
(8) Employee officers of the Company who are also members of the Board of Directors are not eligible for option grants under the 1990 Director Stock Option Plan.
(9) Non-employee directors of the Company are not eligible to participate in the 1988 Employee Stock Purchase Plan.

Employment Contracts and Termination of Employment and Change-in-Control Arrangements


Steven W. Berglund

     On March 17, 1999, Mr. Berglund entered into an employment agreement with the Company to serve as the Company's new President and Chief Executive Officer. Such agreement provides that Mr. Berglund's base compensation will be $33,333 per month and that he will be eligible for a bonus of up to 50% of his base compensation pro rata for fiscal years 1999 and 2000. The employment agreement guarantees one half of this bonus amount for fiscal year 1999 and specifies that the other terms and conditions of such bonus payments will be as negotiated with the Company's Board of Directors. In the event of Mr. Berglund's involuntary termination or termination for other than defined cause, he will receive 12 months of severance based upon his last annual base salary plus any accrued bonus to date.

     In addition, upon joining the Company, Mr. Berglund was granted options to purchase an aggregate of 400,000 shares of the Company's Common Stock with an exercise price of $8.00 per share which was the fair market value on the date of grant in accordance with the terms of such agreement. Such options vest 20% at the first anniversary and monthly thereafter for five years from the original date of grant and have a ten year term of exercise. In the event of a change-of-control of the Company, Mr. Berglund will receive an additional 12 months of vesting with respect to such options; provided, however, if such event occurs during his first year of service, he will receive ratable vesting for his first year in addition to the 12 months of additional vesting.

     In connection with Mr. Berglund's relocation to California and pursuant to the terms of his employment agreement, the Company provided him with interim housing and reimbursed him for certain moving costs and expenses and provided him with a loan for $400,000 to assist in the purchase of a new primary residence. Such loan is secured by a second deed of trust on the residence and was made at the lending rate at which the Company is able to borrow, as adjusted from time to time. Such loan is to be forgiven by the Company ratably over five years contingent upon Mr. Berglund continuing to be employed by the Company; provided, however, that any remaining unpaid obligation would be due and payable to the Company upon the anniversary of any separation if Mr. Berglund's employment relationship with the Company ends during such time period.

     Pursuant to the employment agreement, Mr. Berglund is also eligible for other benefits and programs available to the Company's employees, including paid vacation, medical, dental, life and disability insurance, and a 401(k) Retirement Plan with a Company match and he will also be eligible to participate in the Company's Executive Nonqualified Deferred Compensation Plan.

Robert S. Cooper

     In connection with agreeing to serve as the Company's Chairman of the Board of Directors beginning in August 1998, Dr. Cooper entered into employment and consulting agreements with the Company which provided for his employment and/or consulting services though August 31, 1999, at a base salary of $10,000 per month. During such time period, Dr. Cooper was eligible for other benefits and programs available to the Company's employees. In addition, upon beginning service as the Company's Chairman of the Board, Dr. Cooper was granted an option to purchase 60,000 shares of the Company's Common Stock with an exercise price of $10.125 per share which was the fair market value on the date of grant in accordance with the terms of such agreements. Such options vested ratably over 12 months from the original date of grant and have a five year term of exercise contingent upon Dr. Cooper remaining as an employee, consultant or director to the Company.

Bradford W. Parkinson

     In connection with agreeing to serve as the Company's interim President and Chief Executive Officer beginning in August 1998, Dr. Parkinson entered into employment and consulting agreements with the Company which provided for his employment and/or consulting services though May 31, 1999, at a base salary of $30,000 per month. As a condition of entering into such employment agreement, Dr. Parkinson was required to take a leave of absence from his position as a Professor at Stanford University and such agreements provided reimbursement to him in order to retain certain medical and dental benefits that he normally receives from the university at a base cost not to exceed $1,000 per month together with a gross-up payment for all applicable taxes; however, Dr. Parkinson was not eligible for any similar benefits available to the Company's employees during such time period. Such consulting agreement entered into concurrently also provides Dr. Parkinson with a payment of $6,000 per month commencing June 1, 1999 through June 1, 2002, unless terminated earlier. Due to the additional transitional services required at the time, Dr. Parkinson received an additional $24,000 for the month of June 1999 and an additional $6,000 per month payment from July 1, 1999 through September 30, 1999 for such services that he provided above those specified in the consulting agreement.

     In addition, pursuant to his employment agreement and upon beginning service as the Company's President and Chief Executive Officer in August 1998, Dr. Parkinson was granted an option to purchase 100,000 shares of the Company's Common Stock with an exercise price of $10.125 per share which was the fair market value on the date of grant in accordance with the terms of such agreements. Such options vested ratably over six months from the original date of grant and have a five year term of exercise contingent upon Dr. Parkinson remaining as an employee, consultant or director to the Company.

Certain Relationships and Related Transactions

     During fiscal year 1996, the Company invested $80,000 in the Series A Preferred Stock of IntegriNautics, a privately held California corporation. In addition, the Company has granted IntegriNautics a license to internally use certain of the Company's software technologies to create derivatives of such technologies, under which the Company retains all rights to such software technologies and derivatives developed but which the Company may from time to time permit IntegriNautics to sublicense to IntegriNautics' customers, subject to the Company's approval in each instance. In developing and producing its products for sales to others, IntegriNautics purchases the Company's products and uses them as component parts. During fiscal year 1999, IntegriNautics purchased and paid for approximately $16,600 worth of the Company's products for use as component parts. In addition, during fiscal year 1999, the Company purchased and paid for approximately $40,000 of products from IntegriNautics. Bradford W. Parkinson, who is a member of the Company's Board of Directors, is a significant shareholder of IntegriNautics and served on the board of directors of IntegriNautics from 1995 until March 2000. As one of the factors that was considered in approving the Company's initial equity investment in IntegriNautics, the Company's Board of Directors specifically reviewed the fairness of the transaction to the Company in light of Dr. Parkinson's investment and participation in IntegriNautics.

     During fiscal year 1995, the Company approved an equity investment of approximately $800,000 in the Series A Preferred Stock of ProShot Golf, Inc. ("ProShot"), a privately held California corporation. During fiscal year 1997, the Company invested approximately an additional $200,000 in the Series B Preferred Stock of ProShot and separately loaned ProShot $1,500,000 which was fully secured by a letter of credit. Such Series B Preferred Stock was subsequently converted into shares of Series D Preferred Stock of ProShot and approximately $1,044,000 of the outstanding balance on the loan from the Company, including accrued interest, was converted into shares of common stock of ProShot. During fiscal year 1998, all such shares of ProShot Preferred Stock held by the Company were converted into shares of common stock of ProShot. In addition, the Company also converted approximately $497,000 of an outstanding loan balance owed to the Company into shares of common stock of ProShot. In developing and producing its products for sales to others, ProShot purchases the Company's products and uses them as component parts. During fiscal year 1998, ProShot purchased approximately $385,000 of the Company's products for use in its products and development processes. During fiscal year 1999, ProShot purchased and paid for approximately $1,031,000 of the Company's products for use in its products and development processes. At 1999 fiscal year end, ProShot had an outstanding long-term note of approximately $258,000 secured by a letter of credit owed to the Company related to prior accounts payable balances. Ralph F. Eschenbach, the Company's current Chief Technical Officer, serves on the board of directors of ProShot. John B. Goodrich, a director and current corporate secretary of the Company also served on ProShot's board of directors during a portion of fiscal year 1999 but he has since resigned from such position. In addition, Mr. Eschenbach is an individual shareholder of ProShot and during fiscal 1998 and 1999 he served as a member of ProShot's Compensation Committee. During fiscal year 1997, Mr. Eschenbach served as an executive officer of ProShot, including as co-Chief Executive Officer for a number of months. As one of the factors that it considered in approving the Company's equity investments in, and loans to, ProShot, the Company's Board of Directors reviewed the fairness of the contemplated transactions to the Company in light of such investment and participation in ProShot.

     The following table sets forth information with regard to loans made to executive officers of the Company who had outstanding amounts of more than $60,000 at any time since the beginning of the Company's last fiscal year. Each of these loans was made by the Company for the purpose of assisting such executive officer in the acquisition of his primary residence in an exceptional housing market in a location for the benefit of the Company in accordance with the Company's Bylaws. Each of these loans is secured by a second deed of trust on such residence, has a term of five years and requires that the interest on such principal amounts be paid currently each year. The principal balance is due in full at the end of such five year term, but such executive officers may pre-pay all or any portion of such balance without a prepayment penalty. The interest rate for each of these loans was set with reference to the then applicable mid-term annual federal rate.

                                                                            Principal Amount         Largest Amount
                                                             Annual          Outstanding at        Outstanding During
-----------------------------------------  ------------- --------------     ----------------     ---------------------
Charles E. Armiger, Jr.                       7/6/98         5.69%              150,000                 150,000
      Vice President, Worldwide Sales

Patrick J. Hehir                             2/26/99         4.75%              200,000                 200,000
     Senior Vice President, Chief
     Manufacturing Officer

Steven W. Berglund                           6/25/99         5.40%              353,333                 400,000
     President and Chief Executive
     Officer


Company Performance

     The following graph shows a five year comparison of the cumulative total return for the Company's Common Stock, the Nasdaq Composite Total Return Index (U.S.), and the Standard & Poor's Technology Sector Index: (1)


                COMPARISON OF FIVE YEAR CUMULATIVE TOTAL RETURNS*
                        AMONG TRIMBLE NAVIGATION LIMITED,
                   NASDAQ COMPOSITE TOTAL RETURN INDEX (U.S.)
                     SOURCE: CRSP, AND THE STANDARD & POOR'S
                             TECHNOLOGY SECTOR INDEX


[The performance graph has been omitted. Performance Graph. The performance graph required by Item 402(l) of Regulation S-K is set forth in the paper copy of the Proxy Statement immediately following the caption "COMPARISON OF FIVEYEAR CUMULATIVE TOTAL RETURN".

The performance graph plots the data points listed below the graph for the data sets (i) Trimble Navigation Limtied, (ii) Nasdaq Composite Total Return Index (US) and (iii) the Standard & Poor's Technology Sector Index. The graph has a horizontal axis at its bottom which lists from left to right the dates 94, 95, 96, 97, 98 and 99. The graph has a vertical axis at its left which lists from bottom to top the numbers 0, 100, 200, 300, 400, 500, 600, 700, 800, and
900. The data points for each data set are plotted on the graph and are connected by a line. The line connecting the data points in the Trimble Navigation Limited data set is bold with square to mark data points, while the lines connecting the data points in the Nasdaq Composite Total Return Index (US) data set and the S&P Technology Sector Index data set are dashed with triangle to mark data point and small sqaure dashes with circle to mark data points, respectively.]

                        DATA POINTS FOR PERFORMANCE GRAPH

                               12/94   12/95   12/96  12/97   12/98   12/99
                              ----------------------------------------------
TRIMBLE NAVIGATION
     LIMITED            TRMB    100     113      70    132      44     131

NASDAQ STOCK MARKET
     (U.S.)             INAS    100     141     178    213     300     542

S & P TECHNOLOGY
     SECTOR             ITES    100     144     204    258     446     781

-----------------------------

(1) The data in the above graph is presented on a calendar year basis through December 31, 1999 which is the most currently available data from the indicated sources. The Company adopted a 52-53 week fiscal year effective upon the end of fiscal year 1997 and the actual date of the Company's fiscal year end for 1999 was also December 31, 1999. Any variations due to the differences between the actual date of a particular fiscal year end and the calendar year end for such year are not expected to be material.

* Assumes an investment of $100 on December 31, 1994 in the Company's Common Stock, the Nasdaq Composite Total Return Index (U.S.), and the Standard & Poor's Technology Sector Index. Total returns assume the reinvestment of dividends for the indexes. The Company has never paid dividends on its Common Stock and has no present plans to do so.

              PROPOSAL II--AMENDMENT OF THE 1993 STOCK OPTION PLAN

     The Company's 1993 Stock Option Plan (the "Option Plan") was adopted by the Board of Directors in October 1992 and approved by the shareholders in April 1993. Since then, the Board of Directors and the shareholders of the Company have approved amendments to the Option Plan increasing the number of shares reserved for issuance thereunder to an aggregate of 5,000,000 shares of the Company's Common Stock. At the Record Date, options to purchase an aggregate of 3,462,328 shares, having an average exercise price of $12.3435 per share and expiring from January 11, 2001 to January 26, 2010, were outstanding and only 655,954 shares remained available for future grant under the Option Plan.

     In March 2000, the Board of Directors approved an additional amendment to the Option Plan increasing the number of shares of the Company's Common Stock reserved thereunder by an additional 925,000 shares to an aggregate of 5,925,000 shares. Prior to the Record Date, the Company has previously repurchased an aggregate of 1,469,500 shares of its Common Stock (1,080,000 shares in 1998, 139,500 shares in 1997, and 250,000 shares in 1996,) to partially offset the dilution to existing shareholders resulting from the Company's option plans.

     Given the low number of shares currently remaining for grant in the Option Plan and the Company's present anticipated executive, managerial and technical hiring needs and expectations, the Board of Directors believes that the increase in the number of shares under the Option Plan is necessary in order for the Company to be competitive in the marketplace. Over the years, the Silicon Valley, where the Company is headquartered, has continued to become more intensely competitive and attracting and recruiting highly skilled employees has become increasingly difficult for the Company. Another challenge in the Company's current employment market is to ensure that its experienced and qualified employees, the Company's most significant asset, are appropriately recognized, rewarded, and are encouraged to stay with the Company and help it grow, thereby increasing shareholder value.

     The use of stock options as equity incentives in hiring, retaining and motivating the most talented people within the available human resource pool has been critical to the Company's past overall growth and success by encouraging and motivating high levels of performance from its employees and consultants. The proposed amendment to the Option Plan reflects the Company's philosophy that stock incentives are an important and meaningful component of employee compensation, which enables the Company to attract the best available candidates and to retain a talented employee base. The Board of Directors believes that the proposed amendment is in the best interests of the Company, its shareholders, and its employees and at the Annual Meeting, the shareholders are being asked to approve an increase of 925,000 shares of Common Stock available for issuance under the Option Plan.

     The essential features of the Option Plan are outlined below:

Purpose

     The purposes of the Option Plan are to attract and retain the best available personnel for positions of substantial responsibility and to provide additional incentives to employees and consultants of the Company to promote the success of the Company's business.

Administration

     The Option Plan provides for administration by the Board of Directors of the Company or by a Committee of the Board of Directors. The Option Plan is currently being administered by the Board of Directors. The interpretation and construction of any provision of the Option Plan by the Board of Directors or its designated Committee is final and binding. Members of the Board of Directors or its Committee receive no additional compensation for their services in connection with the administration of the Option Plan.

Eligibility

     The Option Plan provides for grants to employees (including officers of the Company) of "incentive stock options" within the meaning of Section 422 of the Internal Revenue Code of 1986, as amended, and for grants of nonstatutory stock options to employees and consultants. The Board of Directors or its Committee selects the optionees and determines the number of shares to be subject to each option. Currently, under the terms of the Option Plan, no employee may be granted, in any fiscal year, options under the plan to acquire more than 150,000 shares of the Common Stock of the Company. Notwithstanding such limitation, however, an additional one-time grant to purchase up to 250,000 shares may be made to any newly-hired officer or employee. These limits are subject to appropriate adjustments in the case of stock splits, reverse stock splits and the like. In addition, in accordance with the applicable federal tax laws, there is a limit of $100,000 on the aggregate fair market value of shares which constitute incentive stock options which become exercisable for the first time in any one calendar year; and options in excess of this limit are deemed to be nonstatutory stock options.

Terms of Options

     Each option is evidenced by a written stock option agreement between the Company and the optionee and is generally subject to the terms and conditions listed below, but specific terms may vary:

     (a) Exercise of the Option. The Board of Directors or its designated Committee determines when options granted under the Option Plan may be exercised. The current forms of option agreements generally used under the Option Plan provide that options vest over five years and are exercisable cumulatively to the extent of 20% of the option shares on the date 12 months after the vesting commencement date of the option and an additional 1/60th of the option shares are exercisable at the end of each month thereafter. An option is exercised by giving written notice of exercise to the Company, specifying the number of shares of Common Stock to be purchased and tendering payment to the Company of the purchase price. The Option Plan specifies that the permissible form of payment for shares issued upon exercise of an option shall be set forth in the option agreement and may consist of cash, check, promissory note, exchange of shares of the Company's Common Stock held for more than six months or such other consideration as determined by the Board of Directors or its Committee and as permitted by the California Corporations Code. The current forms of option agreements only permit payment by cash, check or exchange of shares.

     (b) Option Price. The exercise price of the options granted under the Option Plan is determined by the Board of Directors or its Committee in accordance with the Option Plan, but the option price of incentive stock options and nonstatutory stock options may not be less than 100% and 85%, respectively, of the fair market value of the Company's Common Stock. The Option Plan provides that, because the Company's Common Stock is currently traded on the Nasdaq National Market, the fair market value per share shall be the closing price on such system on the date of the grant of the option. With respect to any participant who owns stock representing more than 10% of the voting power of the Company's capital stock, the exercise price of any incentive or nonstatutory stock option must equal at least 110% of the fair market value per share on the date of the grant.

     (c) Termination of Employment. The Option Plan provides that if the optionee's employment by the Company is terminated for any reason, other than death or disability, options may be exercised not later than 30 days after the date of such termination and may be exercised only to the extent the options were exercisable on the date of termination.

     (d) Disability. If the optionee terminates his employment with the Company as a result of his total or permanent disability, options may be exercised within six months after the date of such termination and may be exercised only to the extent the options were exercisable on the date of termination.

     (e) Death. If an optionee should die while an employee or a consultant of the Company or during the 30 day period following termination of the optionee's employment or consultancy, the optionee's estate may exercise the options at any time within 12 months after the date of death but only to the extent that the options were exercisable on the date of death or termination of employment.

     (f) Termination of Options. The terms of options granted under the Option Plan may not exceed ten years from the date of grant. However, any option granted to any optionee who, immediately before the grant of such option, owned more than 10% of the total combined voting power of all classes of stock of the Company or a parent or subsidiary corporation, may not have a term of more than five years. Under the current form of option agreements, options granted to employees have a term of ten years from the date of grant while options granted to consultants and independent contractors have a term of five-years and three-months from the date of grant. No option may be exercised by any person after such expiration.

     (g) Nontransferability of Options. All options are nontransferable by the optionee, other than by will or the laws of descent and distribution, and, during the lifetime of the optionee, may be exercised only by the optionee.

Adjustment Upon Changes in Capitalization

     In the event any change, such as a stock split or dividend, is made in the Company's capitalization which results in an increase or decrease in the number of outstanding shares of Common Stock without receipt of consideration by the Company, an appropriate adjustment shall be made in the option price and in the number of shares subject to each option. In the event of the proposed dissolution or liquidation of the Company, all outstanding options automatically terminate. In the event of a merger of the Company with or into another corporation where the Company is not the successor entity, options outstanding shall be assumed or an equivalent option shall be substituted by the successor entity, unless the Board of Directors accelerates the exercisability of the options such that the optionee shall have the right to exercise his or her option on or before the effective date of such merger. Should an option be assumed or substituted upon a merger, the exercisability of the option will also be accelerated if the successor entity terminates the employment of the optionee within one year of the merger.

Amendment and Termination

     The Board of Directors may, at any time, amend or terminate the Option Plan, but no amendment or termination may be made which would impair the rights of any participant under any grant theretofore made, without his or her consent. In addition, in any event, the Option Plan will terminate in 2003.

Certain Federal Income Tax Information

     Options granted under the Option Plan may be either "incentive stock options," as defined in Section 422 of the Internal Revenue Code of 1986, as amended (the "Code"), or nonstatutory options.

     An optionee who is granted an incentive stock option will not recognize taxable income either at the time the option is granted or upon its exercise, although the exercise may subject the optionee to the alternative minimum tax. Upon the sale or exchange of the shares more than two years after grant of the option and one year after exercising the option, any gain or loss will be treated as long-term capital gain or loss. If these holding periods are not satisfied, the optionee will recognize ordinary income at the time of sale or exchange equal to the difference between the exercise price and the lower of (i) the fair market value of the shares at the date of the option exercise or (ii) the sale price of the shares. A different rule for measuring ordinary income upon such a premature disposition may apply if the optionee is also an officer, director, or 10% shareholder of the Company. The Company will be entitled to a deduction in the same amount as the ordinary income recognized by the optionee. Any gain recognized on such a premature disposition of the shares in excess of the amount treated as ordinary income will be characterized as long-term or short-term capital gain, depending on the holding period.

     All other options which do not qualify as incentive stock options are referred to as nonstatutory options. An optionee will not recognize any taxable income at the initial time of the grant of a nonstatutory option. However, upon its exercise, the optionee will recognize taxable income generally measured as the excess of the then fair market value of the shares purchased over the purchase price. Any taxable income recognized in connection with an option exercise by an optionee who is also an employee of the Company will be subject to tax withholding by the Company. Upon resale of such shares by the optionee, any difference between the sales price and the optionee's purchase price, to the extent not recognized as taxable income as described above, will be treated as long-term or short-term capital gain or loss, depending on the holding period.

     The Company will be entitled to a tax deduction in the same amount as the ordinary income recognized by the Optionee with respect to shares acquired upon exercise of a nonstatutory option.

     The foregoing is only a summary of the effect of federal income taxation upon the optionee and the Company with respect to the grant and exercise of options under the Option Plan and does not purport to be complete. Reference should be made to the applicable provisions of the Code. In addition, this summary does not discuss the tax consequences of the optionee's death or the income tax laws of any municipality, state or foreign country in which an optionee may reside.

Vote Required

     Approval of the increase of 925,000 shares of Common Stock to be reserved for issuance under the Option Plan requires the affirmative vote of the holders of a majority of the shares present at the Annual Meeting in person or by proxy and entitled to vote as of the Record Date.

Recommendation of the Board of Directors

     The Company's Board of Directors recommends a vote FOR an increase of 925,000 shares in the number of shares of Common Stock reserved for issuance under the Option Plan from 5,000,000 shares to an aggregate of 5,925,000 shares.

        PROPOSAL III--AMENDMENT OF THE 1988 EMPLOYEE STOCK PURCHASE PLAN

     The Company's 1988 Employee Stock Purchase Plan (the "Purchase Plan"), was adopted by the Board of Directors in September 1988 and approved by the shareholders in April 1989, initially reserving 400,000 shares for purchase thereunder by eligible employees. Since then, the Board of Directors and the shareholders of the Company have approved amendments to the Purchase Plan increasing the shares available for purchase thereunder to an aggregate of 2,950,000 shares of the Company's Common Stock. As of the Record Date, eligible employees have purchased an aggregate of 2,264,368 shares of the Company's Common Stock under the Purchase Plan and 685,632 shares remained available for future sales under the Purchase Plan. During fiscal year 1999, eligible employees of the Company purchased an aggregate of 317,210 shares at an average price of $8.0085 per share under the Purchase Plan and, during the prior fiscal year 1998, eligible employees purchased an aggregate of 332,154 shares at an average price of $8.51 per share under the Purchase Plan.

     In January 2000, the Board of Directors approved an additional amendment to the Purchase Plan to increase the number of shares of Common Stock available for future purchase by Company's eligible employees by 200,000 shares to an aggregate of 3,150,000 shares. The Company believes that maintaining a competitive employee stock purchase program is an important element in both recruiting and retaining employees in its current employment environment. The Company's Purchase Plan is designed to more closely align the interests of the Company's employees and shareholders by encouraging employees to invest their own money in the Company's equity securities. By allowing eligible employees to purchase shares of the Company's Common Stock at a slight discount, as described below under "Purchase Price," the Company's Purchase Plan actually encourages employees to become shareholders of the Company, thereby providing them with a direct incentive in the long-term growth and overall success of the Company.

     The Company is also requesting the authorization of additional shares under the Purchase Plan in order to preserve the current benefits of the Purchase Plan for employees and favorable accounting treatment for the Company. The Purchase Plan currently provides for six month enrollment periods, as described below under "Offering Periods." Under current accounting rules, if at the start of an enrollment period, the shares reserved for issuance under an employee stock purchase plan are insufficient to cover all shares issuable throughout that period, and (i) any shares sold during an enrollment period are authorized after the commencement of the enrollment period, and (ii) on such subsequent authorization date, the fair market value ("FMV") of the shares is higher than the FMV of the shares at the beginning of the enrollment period, then the Company would be required to record a charge to earnings for each subsequent quarter in which the FMV of shares on a semi-annual purchase date was higher than the FMV of the shares on the enrollment date, to reflect the perceived compensatory element of the difference in FMV. Such an accounting charge could be significant to the Company depending upon the size of the shortfall in the number of shares and the change in FMV in such shares.

     The Company believes that the amendment increasing the number of shares under the Purchase Plan will enable the Company to continue its policy of encouraging widespread employee stock ownership as a means of motivating high levels of employee performance and encouraging employees to stay with the Company and help it grow, thereby increasing shareholder value. The Board of Directors believes that the proposed amendment is in the best interests of the Company, its shareholders, and its employees and at the Annual Meeting, the shareholders are being asked to approve an increase of 200,000 shares Common Stock available for future purchase by eligible employees under the Purchase Plan.

     The essential features of the Purchase Plan are outlined below:

Purpose

     The purpose of the Purchase Plan is to provide employees with an opportunity to purchase Common Stock of the Company through payroll deductions in a manner that qualifies under Section 423 of the Internal Revenue Code of 1986, as amended.

Administration

     The Purchase Plan is administered by the Board of Directors or a designated Committee of the Board of Directors (collectively, the "Administrator").

Eligibility

     Only employees employed by the Company or its subsidiaries on the first day of an offering period may participate in the Purchase Plan. For this purpose, an "employee" is any person who has been continually employed for at least two consecutive months and is regularly employed at least twenty hours per week and at least five months per calendar year by the Company or any of its subsidiaries. No employee may be granted an option under the Purchase Plan if:
(i) immediately after the grant of the option, the employee (or any other person whose stock would be attributed to the employee pursuant to Section 424(d) of the Code) would own five percent or more of the total combined voting power or value of the stock of the Company or any of its subsidiaries; or (ii) which permits such participant's rights to purchase stock under all employee stock purchase plans of the Company and its subsidiaries to accrue at a rate which exceeds $25,000 worth of stock (determined with reference to the fair market value of the Common Stock at the time of grant) in a calendar year. Subject to these eligibility criteria, the Purchase Plan permits eligible employees to purchase Common Stock through payroll deductions subject to certain limitations described below. See "Payment of Purchase Price; Payroll Deductions."

Offering Periods

     The Purchase Plan is implemented by offering periods lasting six months with a new offering period commencing every six months, on or about January 1st and July 1st of each year. Normally, a participant's payroll deductions are accumulated throughout an offering period and, at the end of the offering period, shares of the Company's Common Stock are purchased with the accumulated payroll deductions.

Purchase Price

     The purchase price per share at which shares will be sold in an offering under the Purchase Plan is the lower of (i) 85% of the fair market value of a share of Common Stock on the first day of an offering period or (ii) 85% of the fair market value of a share of Common Stock on the last day of each offering period. The fair market value of the Common Stock on a given date is generally the closing sale price of the Common Stock as reported on the Nasdaq National Market for such date.

Payment of Purchase Price; Payroll Deductions

     The purchase price of the shares is accumulated by payroll deductions over the offering period. The Purchase Plan provides that the aggregate of such payroll deductions during the offering period shall not exceed 10% of the participant's compensation during any offering period, nor $21,250 for all offering periods which end in the same calendar year. During an offering period, a participant may discontinue his or her participation in the Purchase Plan, and may decrease, but not increase, the rate of payroll deductions in an offering period within limits set by the Administrator.

     All payroll deductions made for a participant are credited to the participant's account under the Purchase Plan, are withheld in whole percentages only and are included with the general funds of the Company. Funds received by the Company pursuant to exercises under the Purchase Plan are used for general corporate and working capital purposes. A participant may not make any additional payments into his or her account.

Withdrawal

     A participant may terminate his or her participation in the Purchase Plan at any time by giving the Company a written notice of withdrawal. In such event, all of the payroll deductions credited to the participant's account will be returned, without interest, to such participant. Payroll deductions will not resume unless a new subscription agreement is delivered in connection with a subsequent offering period.

Termination of Employment

     Termination of a participant's employment for any reason, including retirement or death, cancels his or her participation in the Purchase Plan immediately. In such event the payroll deductions credited to the participant's account but not used to exercise the option will be returned without interest to such participant, his or her designated beneficiaries or the executors or administrators of his or her estate.

Adjustments Upon Changes in Capitalization

     In the event of any changes in the capitalization of the Company effected without receipt of consideration by the Company, such as a stock split, stock dividend, combination or reclassification of the Common Stock, resulting in an increase or decrease in the number of shares of Common Stock, proportionate adjustments will be made by the Board of Directors in the shares subject to purchase and in the price per share under the Purchase Plan. In the event of liquidation or dissolution of the Company, the offering periods then in progress will terminate immediately prior to the consummation of such event unless otherwise provided by the Board of Directors. In the event of a sale of all or substantially all of the assets of the Company, or the merger of the Company with or into another corporation, any offering periods then in progress shall be shortened by the setting of a new exercise date to be held before the Company's proposed sale or merger. At least ten days before the new exercise date, the Board of Directors will notify each participant that the exercise date has been changed and that the participant's option will automatically exercise on the new exercise date, unless the participant withdraws from the Purchase Plan.

Amendment and Termination

     The Board of Directors may at any time and for any reason amend or terminate the Purchase Plan, except that (i) no such termination shall affect options previously granted unless the Board of Directors determines that terminating an Offering Period is in the best interests of the Company and (ii) no amendment shall make any change in an option granted prior thereto which adversely affects the rights of any participant.

Certain Federal Income Tax Information

     The following brief summary of the effect of federal income taxation upon the participant and the Company with respect to the shares purchased under the Purchase Plan does not purport to be complete, and does not discuss the tax consequences of a participant's death or the income tax laws of any state or foreign country in which the participant may reside.

     The Purchase Plan, and the right of participants to make purchases thereunder, is intended to qualify under the provisions of Sections 421 and 423 of the Code. Under these provisions, no income will be taxable to a participant until the shares purchased under the Purchase Plan are sold or otherwise disposed. Upon sale or other disposition of the shares, the participant will generally be subject to tax in an amount that depends upon the holding period. If the shares are sold or otherwise disposed of more than two years from the Enrollment Date and one year from the applicable Exercise Date, the participant will recognize ordinary income measured as the lesser of (a) the excess of the fair market value of the shares at the time of such sale or disposition over the purchase price, or (b) an amount equal to 15% of the fair market value of the shares as of the Enrollment Date. Any additional gain will be treated as long-term capital gain. If the shares are sold or otherwise disposed of before the expiration of these holding periods, the participant will recognize ordinary income generally measured as the excess of the fair market value of the shares on the date the shares are purchased over the purchase price. Any additional gain or loss on such sale or disposition will be long-term or short-term capital gain or loss, depending on the holding period. The Company generally is not entitled to a deduction for amounts taxed as ordinary income or capital gain to a participant except to the extent of ordinary income recognized by participants upon a sale or disposition of shares prior to the expiration of the holding periods described above.

Vote Required

     Approval of the increase of 200,000 shares of Common Stock available for purchase by eligible employees under the Purchase Plan requires the affirmative vote of the holders of a majority of the shares present at the Annual Meeting in person or by proxy and entitled to vote as of the Record Date.

Recommendation of the Board of Directors

     The Company's Board of Directors recommends a vote FOR an increase of 200,000 shares in the number of shares of Common Stock available for purchase by eligible employees under the Purchase Plan from 2,950,000 shares to an aggregate of 3,150,000 shares.

            PROPOSAL IV--AMENDMENT OF 1990 DIRECTOR STOCK OPTION PLAN

     The 1990 Director Stock Option Plan (the "Director Plan") was adopted by the Board of Directors on December 19, 1990 and approved by the shareholders in April 1991. The Board of Directors initially reserved 180,000 shares of the Company's Common Stock for issuance under the terms of the Director Plan to non-employee directors ("Outside Directors") upon the exercise of the options issuable pursuant to the Director Plan (the "Director Options"). Since then, the Board of Directors and shareholders of the Company have approved amendments to the Director Plan increasing the number of shares reserved for issuance thereunder by an additional to an aggregate of 380,000 shares. At the Record Date, Director Options to purchase an aggregate of 198,333 shares, having an average exercise price of $14.0641 per share and expiring from December 2000 to December 2009, were outstanding. At the Record Date 95,833 shares remained available for future grant as Director Options under the Director Plan; however, the Director Plan will expire by its terms in December 2000, unless the shareholders approve extending the term pursuant to this proposed amendment

     In January 2000, the Board of Directors approved an amendment to the Director Plan extending the term of the Director Plan by three additional years through December 19, 2003 in order for the Company to be able to effectively use the shares currently remaining under the Director Plan as previously approved by the shareholders. At the Annual Meeting, the shareholders are being asked to approve such amendment of the term of the Director Plan to extend the life of the Director Plan from ten to thirteen years. This amendment will have no effect on any of the Director Options previously granted under the Director Plan. The purpose of proposed amendment is to allow new options to be automatically granted to non-employee directors from those 95,833 remaining available shares which have already been approved by the shareholders of the Company pursuant to the terms of the Director Plan, as described below. If such amendment and extension of the term of the Director Plan is not approved, then the Director Plan will expire according to its current terms in December 2000 and no additional Director Options will be granted from such plan after such date.

     The essential features of the Director Plan are outlined below:

Purpose

     The purposes of the Director Plan are to attract and retain the best available individuals for service as directors of the Company, to provide additional equity incentive to the Outside Directors, and to encourage the continued service of such Outside Directors on the Board of Directors and committees thereof.

Administration

     The Director Plan provides for administration and interpretation by the Board of Directors, which receives no additional compensation in connection with such service. Members of the Board of Directors who are eligible for Director Options may vote on matters affecting the administration of the Director Plan. The interpretation and construction of any provision of the Director Plan is within the sole discretion of the Board of Directors, whose determination shall be final and conclusive.

Eligibility and Participation

     The Director Plan provides that Director Options may be granted only to Outside Directors as reflected in the terms of the Plan and written option agreements. All grants are automatic and are not subject to the discretion of any person, except that an Outside Director may decline to accept Director Options. As of the Record Date, six Outside Directors were eligible to participate in the Director Plan.

Automatic Grant of Director Options

     Each Outside Director who was serving as such on December 19, 1990, the date of the adoption of the Director Plan by the Board of Directors, was automatically granted a Director Option to purchase 15,000 shares of Common Stock at an exercise price equal to the then current fair market value of the shares (a "First Option"). Following the shareholder approval of the Director Plan in April 1991, such First Option became exercisable in installments cumulatively with respect to 1/36th of the shares at the end of each month following the date of grant of such First Option. Each non-employee who becomes a director of the Company subsequent to the date of the adoption of the Director Plan and, therefore, qualifies as an Outside Director, also receives an automatic First Option grant having the same terms as described above on the date of election or appointment to the Board of Directors.

     After receiving a First Option, an Outside Director is automatically granted an additional Director Option to purchase 5,000 shares at a similarly determined price per share under the Director Plan (a "Subsequent Director Option") on the date of each annual shareholders' meeting at which such Outside Director is re-elected to the Board of Directors, provided that no Subsequent Director Option is granted to an Outside Director for the first annual shareholders' meeting following the grant of a First Option. Each Subsequent Director Option also becomes exercisable in installments cumulatively with respect to 1/36th of such shares at the end of each month following the date of grant.

Terms of Director Options

     Each Director Option is evidenced by a written stock option agreement between the Company and the Outside Director and is subject to the terms and conditions listed below:

     (a) Exercise of Director Options. The Director Options become exercisable as described above under "Automatic Grant of Director Options." A Director Option is exercised by giving written notice of exercise to the Company and tendering full payment of the purchase price to the Company. Payment for shares issued upon exercise of a Director Option may be cash, check, or surrender of other shares of the Company's Common Stock which the director has held for more than six months.

     (b) Option Price. The exercise price of Director Options granted under the Director Plan is the fair market value of the Company's Common Stock on the date of grant as determined by the Board of Directors in accordance with the Director Plan. The Director Plan provides that, because the Company's Common Stock is currently traded on the NASDAQ National Market System, the fair market value per share shall be the closing price on such system on the date of grant of the Director Option.

     (c) Termination of Service as a Director. The Director Plan provides that in the event of the termination of an Outside Director's continuous service as a director for any reason other than death or disability, any outstanding Director Options then held by such director may be exercised only within thirty days after the date of such termination and only to the extent to which such director was entitled to exercise the Director Options at the time of termination. Any such Director Options which are not exercised within the specified time period terminate automatically and are returned to the Director Plan.

     (d) Disability. If an Outside Director's service as a director of the Company terminates due to total or permanent disability of such Outside Director, any outstanding Director Options then held may be exercised within six months from the date of termination to the extent to which such director was entitled to exercise the Director Options at the time of termination.

     (e) Death. If an Outside Director should die while still in service as a director of the Company or within thirty days following termination of his service as a director, any outstanding Director Options then held may be exercised at any time within twelve months after death, but only to the extent to which such director was entitled to exercise the Director Options at the time of termination.

     (f) Termination of Options. Director Options granted under the Director Plan have a term of ten years from the date of grant.

     (g) Nontransferability of Director Options. Director Options are nontransferable by the Outside Directors, other than by will or by the laws of descent and distribution or pursuant to a qualified domestic relations order, and are exercisable during an Outside Director's lifetime only by the Outside Director or permitted transferree or, in the event of death, by a person who acquires the rights to exercise the Director Option by bequest or inheritance by reason of death of the Outside Director.

Adjustments Upon Changes in Capitalization

     In the event that any change is made in the Company's capitalization, such as a stock split or dividend, which results in an increase or decrease in the number of outstanding shares of Common Stock without receipt of consideration by the Company, appropriate adjustment shall be made in the price and in the number of shares subject to each Director Option. In the event of the proposed dissolution or liquidation of the Company, all outstanding Director Options will automatically terminate. In the event of a merger of the Company with or into another corporation in which the Company does not survive, all Director Options then outstanding may be fully assumed or an equivalent option may be substituted by the successor corporation. In the event that such successor corporation does not assume or substitute all such outstanding Director Options, then such Director Options shall fully accelerate and become fully exercisable, such that the Outside Directors shall have the right to exercise all such Director Options on or before the effective date of such merger.

Amendment and Termination

     The Board of Directors may at any time alter, amend or terminate the Director Plan, but no such amendment or termination shall be made which would impair the rights of any Outside Director under any grant theretofore made under the Director Plan, without the consent of such director. In addition, the Company shall obtain shareholder approval of any amendment to the Director Plan in such a manner and to the extent necessary to comply with applicable laws or regulations.

Federal Income Tax Information

     Director Options granted under the Director Plan are deemed to be nonstatutory options under the Internal Revenue Code of 1986, as amended. An Outside Director does not recognize any taxable income at the time of the initial grant of a nonstatutory option. However, upon the exercise of a Director Option, an Outside Director recognizes ordinary income (subject to tax withholding) for tax purposes as measured by the excess, if any, of the then fair market value of the shares over the option exercise price. Upon the subsequent sale of such shares by an Outside Director, any difference between the then sale price and the purchase price which the Outside Director paid upon exercise, to the extent not already recognized as taxable income as described above, is treated as long-term or short-term capital gain or loss, depending on how long the Outside Director has held such shares.

     Because all Outside Directors of the Company are subject to Section 16(b) of the Securities and Exchange Act of 1934, as amended, the measurement date and the timing of the ordinary income that must be recognized by an Outside Director, as well as the commencement of any capital gain holding period for such shares, upon the exercise of a Director Option may be deferred under certain limited circumstances by the filing of an election under Section 83(b) of the Code by such Outside Director. The Company is entitled to a tax deduction in the same amount, and at the same time, as such ordinary income is recognized by the Outside Director with respect to shares acquired upon the exercise of nonstatutory Director Options.

     The foregoing is only a summary of the effect of federal income taxation upon the Outside Directors and the Company with respect to the grant and exercise of options under the Director Plan and does not purport to be complete. Reference should be made to the applicable provisions of the Code. In addition, this summary does not discuss the tax consequences of an Outside Director's death or the income tax laws of any municipality, state or foreign country in which such director may reside.

Vote Required

     The extension of the term of the Director Plan by an additional three years to December 19, 2003 requires the affirmative vote of the holders of a majority of the shares present at the Annual Meeting in person or by proxy and entitled to vote as of the Record Date.

Recommendation of the Board of Directors

     The Company's Board of Directors recommends a vote FOR an amendment of the Director Plan to extend the term of such Director Plan from ten years to thirteen years.

                  PROPOSAL V--AMENDMENT OF THE COMPANY'S BYLAWS

     The Company's bylaws, as amended to date, currently provide that the authorized number of members of the Company's Board of Directors shall be not less than four and no more than seven members. The exact number of directors is currently set at seven members. Pursuant to the Company's bylaws, either the Board of Directors or the shareholders of the Company may change the authorized number of directors within these limits; provided, however that no such amendment which reduces the authorized number of directors shall have the effect of removing any director then currently serving on the Board of Directors until such directors' term of office expires. The approval of the shareholders of the Company is required to change the variable range of the authorized number of directors or to set the number of directors at a number, which is outside these currently authorized limits.

     The Board of Directors believes that it is in the best interests of the Company and its shareholders to increase the authorized number of members of the Company's Board of Directors to a range which is not less than five and no more than nine members. Such an amendment would allow the Company's Board of Directors to change the number of the authorized number of directors within the limits set forth above in order to be able to appoint new qualified candidates as they become available during the year without the additional cost and delay of a special shareholder's meeting. Such amendment of the bylaws would not have an effect on any of the current members of the Company's Board of Directors. The amendment of the Company's bylaws is necessary to give the Board of Directors additional flexibility to attract and add new members to the Board of Directors who are critical to the immediate and long-term success of the Company.

     At the Annual Meeting, the shareholders are being asked to approve the amendment and restatement of the first two sentences of Section 3.2 of the Company's current bylaws, to provide that the authorized number of the Company's Board of Directors shall be not less than five and no more than nine members, as follows:

         "3.2     NUMBER AND QUALIFICATION OF DIRECTORS.
                  -------------------------------------

                  The number of directors of the corporation shall be not less than five (5) nor more than nine (9). The exact number of directors shall be seven (7) until changed, within the limits specified above, by a bylaw amending this Section 3.2, duly adopted by the board of directors or by the shareholders."

All other provisions of the Company's current bylaws, including the remaining provisions of Section 3.2 would remain unchanged by this proposed amendment.

Vote Required

     The amendment of the Company's bylaws to provide that the authorized number of the Company's Board of Directors shall be not less than five and no more than nine members requires the affirmative vote of the holders of a majority of the shares present at the Annual Meeting in person or by proxy and entitled to vote as of the Record Date.

Recommendation of the Board of Directors

     The Company's Board of Directors recommends a vote FOR an amendment of the Company's bylaws to provide that the authorized number of the Company's Board of Directors shall be a variable range not less than five and no more than nine members.

        PROPOSAL VI--RATIFICATION OF APPOINTMENT OF INDEPENDENT AUDITORS

     The Board of Directors has appointed Ernst & Young LLP ("Ernst & Young") as the Company's independent auditors, to audit the financial statements of the Company for the current fiscal year ending December 29, 2000. Ernst & Young has been the Company's independent auditors since their appointment in 1986. The Company expects that a representative of Ernst & Young will be present at the Annual Meeting, will have the opportunity to make a statement if he or she desires to do so, and will be available to answer any appropriate questions.

Vote Required

     Ratification of the appointment of Ernst & Young as the Company's independent auditors for the current fiscal year ending December 29, 2000, will require the affirmative vote of the holders of a majority of the shares present at the Annual Meeting in person or by proxy and entitled to vote as of the Record Date. In the event that such ratification by the shareholders is not obtained, the Board of Directors will reconsider such selection.

Recommendation of the Board of Directors

     The Company's Board of Directors recommends a vote FOR the ratification of the appointment of Ernst & Young LLP as the independent auditors for the Company for the current fiscal year ending December 29, 2000.

                                  OTHER MATTERS

     The Company knows of no other matters to be submitted for consideration at the Annual Meeting. If any other matters properly come before the Annual Meeting, it is the intention of the persons named in the enclosed Proxy to vote the shares they represent as the Board of Directors may recommend. Discretionary authority with respect to such other matters is granted by the execution of the enclosed Proxy.

     It is important that your shares be represented at the meeting, regardless of the number of shares which you hold. You are, therefore, urged to mark, sign, date, and return the accompanying Proxy as promptly as possible in the postage-prepaid envelope which has been enclosed for your convenience or vote electronically via the Internet or by telephone in accordance with the detailed instructions on your individual Proxy card.

                                          For the Board of Directors
                                          TRIMBLE NAVIGATION LIMITED

                                          ROBERT S. COOPER
                                          Chairman of the Board

Dated: April 4, 2000

                                   APPENDIX A

PROXY                    TRIMBLE NAVIGATION LIMITED                        PROXY

                  PROXY FOR 2000 ANNUAL MEETING OF SHAREHOLDERS

           This Proxy is Solicited on Behalf of the Board of Directors

     The undersigned shareholder of TRIMBLE NAVIGATION LIMITED, a California corporation, hereby acknowledges reciept of the Notice of Annual Meeting of Shareholders and Proxy Statement, each dated March 31, 2000, and hereby appoints Robert S. Cooper and Steven W. Berglund, and each of them, proxies and attorneys-in-fact, with full power to each of subsitution, on behalf and in the name of the undersigned, to represent the undersigned at the 2000 Annual Meeting of Shareholders of TRIMBLE NAVIGATION LIMITED, to be held on Thursday, May 11, 2000 at 1:00 p.m., local time, at the Westin Hotel in Santa Clara, located at 5101 Great America Parkway, Santa Clara, California 95054 in the Magnolia Room, and at any adjournment(s) thereof, and to vote all shares of Common Stock which the undersigned would be entitled to vote if then and there personally present, on the matters set forth below.

     THIS PROXY WILL BE VOTED AS DIRECTED OR, IF NO DIRECTION IS INDICATED, IT WILL BE VOTED FOR THE LISTED NOMINEES IN THE ELECTION OF DIRECTORS, FOR THE APPROVAL OF AN INCREASE OF 925,000 SHARES IN THE NUMBER OF SHARES AVAILABLE FOR ISSUANCE UNDER THE COMPANY'S 1993 STOCK OPTION PLAN, FOR THE APPROVAL OF AN INCREASE OF 200,000 SHARES IN THE NUMBER OF SHARES AVAILABLE FOR PURCHASE UNDER THE COMPANY'S 1988 EMPLOYEE STOCK PURCHASE PLAN, FOR THE APPORVAL OF AN AMENDMENT OF THE COMPANY'S 1990 DIRECTOR STOCK OPION PLAN TO EXTEND THE TERM OF SUCH PLAN BY THREE YEARS, FOR THE APPROVAL OF AN AMENDMENT OF THE COMPANY'S BYLAWS TO CHANGE THE AUTHORIIZED NUMBER OF THE BOARD OF DIRECTORS TO A VARIABLE RANGE BETWEEN FIVE AND NINE MEMBERS, FOR THE RATIFICATION OF THE APPOINTMENT OF ERNST & YOUNG LLP AS INDEPENDENT AUDITORS FOR THE FISCAL YEAR ENDING DECEMBER 29, 2000, AND AS SAID PROXIES DEEM ADVISABLE ON SUCH OTHER MATTERS AS MAY PROPERLY COME BEFORE THE MEETING.


     Both of such attorneys or substitutes (if both are present and acting at said meeting or any ajournment(s) thereof, or, if only one shall be present and acting, then that one) shall have and may exercise all of the powers of said attorneys-in-fact hereunder.

                 (Continued, and to be signed on the other side)


                              FOLD AND DETACH HERE




                YOU MAY VOTE IN ANY OF THE FOLLOWING THREE WAYS

1. Vote via the Internet at http://www.eproxy.com/trmb. You will need the Control Number that appears in the box in the lower right corner of this card.

2. Vote by telephone by calling 1-800-840-1208 from a touch-tone phone in the U.S. There is no charge for this call. You will need the Control Number that appears in the box in the lower right conrner of this card.

3. Mark, sign and date this proxy form and return it in the enclosed envelope.

                                                         Please mark
                                                         your votes      [X]
                                                         as indicated in
                                                         in this example

1. Elections of Directors             WITHHOLD
                                 FOR   FOR All
(INSTRUCTION: If you wish to                                                 FOR AGAINST ABSTAIN                FOR AGAINST ABSTAIN
withhold authority to vote for   [ ]    [ ]  2. To approve an increase of                        4. To approve an
any individual nominee, strike                  925,000 shares in the number of                     amendment of
a line through that nominee's                   shares of Common Stock re-     [ ]   [ ]     [ ]    the Company's [ ]   [ ]     [ ]
name in the list below:)                        served for issuance under the                       1990 Director
                                                Company's 1993 Stock Option                         Stock Option Plan
                                                Plan from 5,000,000 shares to                       to extended the term
01 Steven W. Berglund, 02 Robert S. Cooper,     an aggregate of 5,925,000 shares.                   of such plan by
03 John B. Goodrich, 04 William Hart, 05 Ulf                                                        three years.
J. Johansson, 06 Norman Y. Mineta, and 07    3. To approve an increase
Bradford W. Parkinson                           of 200,000 shares in the number                  5. To approve an
                                                of shares of Common Stock                           ammendment of
                                                available for purchase by eligible                  the Company's [ ]   [ ]     [ ]
                                                employees under the Company's  [ ]    [ ]     [ ]   bylaws to change
                                                1988 Employee Stock Purchase                        the authorized
                                                Plan from 2,950,000 shares to                       number of board of
                                                an aggregate of 3,150,000 shares.                   directors to a variable
______________________________________________________                                              range between five and
                                                                                                    nine members.

                                                                                                 6. To ratify the
                                                                                                    appointment of
                                                                                                    Ernst & Young
                                                                                                    LLP as the
                                                                                                    independent  [ ]    [ ]     [ ]
                                                                                                    auditors of the
                                                                                                    Company for the
                                                                                                    current fiscal year
                                                                                                    ending December 29, 2000.

                                                                                                 7. To transact such
                                                                                                    other business as
                                                                                                    may properly [ ]    [ ]     [ ]
                                                                                                    come before
                                                                                                    the meeting or any
                                                                                                    adjournment thereof.


                                                                           _ _ _ _ _ _
                                                                                      |
                                                                                      |
                                                                                      |
                                                                                      |
                                                                                      |
                                                                                      |
                                                                                      |







Signature(s)______________________________________________   Dated _______, 2000
(This Proxy should be marked, dated, signed by the shareholder(s) exactly as his or her name appears hereon, and returned promptly in the enclosed envelope. If signing for estates, trusts, corporations, or partnerships title or capacity should be stated. If shares are held jointly each holder should sign.)


                              FOLD AND DETACH HERE


     [Omitted picture of     VOTE BY TELEPHONE OR INTERNET   [Omitted picture
      telephone]                                              of computer]

                           QUICK * * * EASY * * * IMMEDIATE
           YOUR VOTE IS IMPORTANT - YOU CAN VOTE IN ONE OF THREE WAYS:

1. TO VOTE BY PHONE: Call toll-free 1-800-840-1208 on a touch tone telephone
                         24 hours a day - 7 days a week.
     There is NO CHARGE to you for this call. - Have your proxy card in hand.

You will be asked to enter a Control Number, which is located in the box in the lower right hand conrner of this form.

OPTION #1: To vote as the Board of Directors recommends on ALL proposals:
           Press 1.
              When asked, please confirm your vote by Pressing 1.

OPTION #2: If you choose to vote on each proposal separately, press 0. You will hear these instructions:
                Proposal 1: To vote FOR ALL nominee, press 1; to WITHHOLD FOR
                            ALL nominees, press 9.
                Proposal 2: To vote FOR, press 1; AGAINST, press 9;
                            ABSTAIN, press 0.
              When asked, please confirm your vote by Pressing 1.
           The instructions are the same for all remaining proposals.
                                      or
2. VOTE BY INTERNET: Follow the instructions at our Website Address:
                     http://www.exproxy.com/trmb
                                       or
3. VOTE BY PROXY: Mark, sign and date your proxy card and return promptly in the enclosed envelope.
NOTE: If you vote by internet or telephone, THERE IS NO NEED TO MAIL BACK your
      Proxy Card.
                             THANK YOU FOR VOTING.

                                   APPENDIX B



TRIMBLE NAVIGATION LIMITED ANNUAL MEETING TO BE HELD ON 05/11/00 AT 1:00 P.M. PDT FOR HOLDERS AS OF 03/13/00
    4    1-0001     AS AN ALTERNATIVE TO COMPLETING THIS FORM, YOU MAY ENTER
                    YOUR VOTE INSTRUCTION BY TELEPHONE AT 1-800-454-8683, OR
                    VIA THE INTERNET AT WWW.PROXYVOTE.COM AND FOLLOW THE SIMPLE
                    INSTRUCTIONS.
CUSIP: 896239100

DIRECTORS                                         CONTROL NO.
----------                                                              |-------
DIRECTORS RECOMMENDED: A VOTE FOR ELECTION OF THE FOLLWOING             |
NOMINEES                                                         0010100|
1- 01-STEVEN W. BERGLUND, 02-ROBERT S. COOPER, 03-JOHN B GOODRICH,      |
   04-WILLIAM HART, 05-ULF J. JOHANSSON, 06-NORMAN Y. MINETA,           |
   07-BRADFORD W. PARKINSON                                             |



                                                                   DIRECTORS
PROPOSALS                                                         RECOMMENDED
----------                                                       ------------
     2  - TO APPROVE AN INCERASE OF 925,000 SHARES -->>>             FOR --->>>2
          IN THE NUMBER OF SHARES OF COMMON STOCK RESERVED          0020702
          FOR ISSUANCE UNDER THE COMPANY'S 1993 STOCK OPTION
          PLAN FROM  5,000,000 SHARES TO AN AGGREGATE OF
          5,925,000 SHARES.

     3 -  TO APPROVE AN INCREASE OF 200,000 SHARES IN -->>>          FOR --->>>3
          THE NUMBER OF SHARES OF COMMON STOCK AVAILABLE FOR       0020702
          PURCHASE BY ELIGIBLE EMPLOYEES UNDER THE COMPANY'S
          1988 EMPLOYEE STOCK PURCHASE PLAN FROM 2,950,000 SHARES
          TO AN AGGREGATE OF 3,150,000 SHARES.

     4 -  TO APPROVE AN AMENDMENT OF THE COMPANY'S 1990 ---->>>      FOR --->>>4
          DIRECTOR STOCK OPTION PLAN TO EXTEND THE TERM OF         0020702
          SUCH PLAN BY THREE YEARS.

     5 -  TO APPROVE AN AMENDMENT OF THE COMPANY'S BYLAWS ---->>>    FOR --->>>5
          TO CHANGE THE AUTHORIZED NUMBER OF THE BOARD OF          0010105
          DIRECTORS TO A VARIABLE RANGE BETWEEN FIVE AND
          NINE MEMBERS.

     6 -  TO RATIFY THE APPOINTMENT OF ERNST & YOUNG LLP ------->>>  FOR --->>>6
          AS THE INDEPENDENT AUDTIORS OF THE COMPANY FOR THE       0010200
          CURRENT FISCAL YEAR ENDING DECEMBER 29, 2000.

         *NOTE* SUCH OTHER BUSINESS AS MAY PROPERLY COME BEFORE THE MEETING OR
          ANY ADJOURNMENT THEREOF

FOLD AND DETACH HERE

          TRIMBLE NAVIGATION LIMITED
          05/11/00 AT 1:00 P.M. PDT
                 6 ITEM(S)                SHARE(S)

                  DIRECTORS
                  ---------
         (MARK 'X' FOR ONLY ONE BOX)

1 [   ]   FOR ALL NOMINEES
                                                            |------
  [   ]   WITHHOLD ALL NOMINEES                             |
                                                            |
  [   ]   WITHHOLD AUTHORITY TO VOTE FOR
          ANY INDIVIDUAL NOMINEE. WRITE
          NUMBER(S) OF NOMINEE(S) BELOW.

  USE NUMBER ONLY __________________________

   FOR    AGAINST   ABSTAIN
2 [   ]    [   ]     [   ]    PLEASE INDICATE YOUR PROPOSAL SELECTION BY
                              FIRMLY PLACING AN 'X' IN THE APPROPRIATE     [X]
                              NUMBERED BOX WITH BLUE OR BLACK INK ONLY

     DO NOT USE               SEE VOTING INSTRUCTIONS NO. 1 ON REVERSE

     DO NOT USE               ACCOUNT NO:

   FOR    AGAINST   ABSTAIN   CUSIP: 896239100
3 [   ]    [   ]     [   ]
                              CONTROL NO:

     DO NOT USE               CLIENT NO:

     DO NOT USE               PLEASE MARK HERE IF YOU PLAN TO ATTEND
                              AND VOTE YOUR SHARES AT THE MEETING     [   ]
   FOR    AGAINST   ABSTAIN
4 [   ]    [   ]     [   ]

     DO NOT USE
                              51 MERCEDES WAY
     DO NOT USE               EDGEWOOD NY 17717

   FOR    AGAINST   ABSTAIN
5 [   ]    [   ]     [   ]

     DO NOT USE
                              TRIMBLE NAVIGATION LIMITED
     DO NOT USE               ATTN:BARBARA HALL
                              645 N MARY AVE
                              SUNNYVALE, CA  94088

   FOR    AGAINST   ABSTAIN
6 [   ]    [   ]     [   ]

     DO NOT USE

     DO NOT USE


                              _____________________________________  /____/____
FOLD AND DETACH HERE          SIGNATURE(S)                            DATE

                                 [Logo] TRIMBLE
                              Two new ways to vote

    -------------------------        []        ----------------------------
    |   Vote by Internet    |        []        |    Vote by Telephone     |
    -------------------------        []        ----------------------------
It's fast, convenient and your vote  []     It's fast, convenient, and your vote
is immediately confirmed and posted  []     is immediately confirmed and
and you can get all future materials []     posted.
by internet.                         []
                                     []      Using a touch-tone phone call the
       WWW.PROXYVOTE.COM             []      toll-free number shown on the
                                     []      voting instruction form.
                                     []
   Just follow these 4 easy steps:   []      Just follow these 4 easy steps:
                                     []
     1. Read the accompaning Proxy   []       1. Read the accompaning Proxy
        Statement and voting         []          Statement and voting
        instruction form.            []          instruction form.
                                     []
     2. Go to website                []       2. Call the toll-free number
        WWW.PROXYVOTE.COM            []          shown on your voting
                                     []          instruction form.
                                     []
     3. Enter your 12 digit          []       3. Enter your 12 digit Control
        Control Number located on    []          Number located on your
        your voting instruction      []          voting instruction form.
        form.                        []
                                     []
     4. Follow the simple            []       4. Follow the simple instructions.
        instructions.                []
                                     []
        YOUR VOTE IS IMPORTANT!      []              YOUR VOTE IS IMPORTANT!
                                     []
      Go to WWW.PROXYVOTE.COM        []              Call 24 hours a day
                                     []
            24 hours a day           []
                                     []
      Do not return Voting Form if you are voting by Internet or telephone.

                                   APPENDIX C

                           TRIMBLE NAVIGATION LIMITED

                             1993 STOCK OPTION PLAN
                            (as amended June 2, 1999)

 1. Purposes of the Plan. The purposes of this Stock Option Plan are to attract and retain the best available personnel for positions of substantial responsibility, to provide additional incentive to the Employees and Consultants of the Company and to promote the success of the Company's business.

     Options granted hereunder may be either Incentive Stock Options or Nonstatutory Stock Options, at the discretion of the Board and as reflected in the terms of the written option agreement.

 2. Definitions. As used herein, the following definitions shall apply:

          (a) "Administrator" means the Board or any of its Committees appointed pursuant to Section 4 of the Plan.

          (b) "Board" shall mean the Committee, if one has been appointed, or the Board of Directors of the Company, if no Committee is appointed.

          (c) "Code" shall mean the Internal Revenue Code of 1986, as amended.

          (d) "Committee" shall mean the Committee appointed by the Board of Directors in accordance with paragraph (a) of Section 4 of the Plan, if one is appointed.

          (e) "Common Stock" shall mean the Common Stock of the Company.

          (f) "Company" shall mean Trimble Navigation Limited, a California corporation.

          (g) "Consultant" shall mean any person who is engaged by the Company or any Parent or Subsidiary to render consulting services and is compensated for such consulting services, and any director of the Company whether compensated for such services or not, provided that the term Consultant shall not include directors who are not compensated for their services or are paid only a director's fee by the Company.

          (h) "Continuous Status as an Employee or Consultant" shall mean the absence of any interruption or termination of service as an Employee or Consultant. Continuous Status as an Employee or Consultant shall not be considered interrupted in the case of sick leave, military leave, or any other leave of absence approved by the Company or any Parent or Subsidiary of the Company; provided that such leave is for a period of not more than 90 days or reemployment upon the expiration of such leave is guaranteed by contract or statute.

          (i) "Employee" shall mean any person, including officers and directors, employed by the Company or any Parent or Subsidiary of the Company. The payment of a director's fee by the Company shall not be sufficient to constitute "employment" by the Company.

          (j) "Exchange Act" means the Securities Exchange Act of 1934, as amended.

          (k) "Fair Market Value" means, as of any date, the value of Common Stock determined as follows:

                           (i)If the Common  Stock is listed on any  established
stock exchange or a national market system including without limitation the National Market System of the National Association of Securities Dealers, Inc. Automated Quotation ("NASDAQ") System, its Fair Market Value shall be the closing sales price for such stock (or the closing bid, if no sales were reported, as quoted on such system or exchange for the last market trading day prior to the time of determination) as reported in the Wall Street Journal or such other source as the Administrator deems reliable;

                           (ii)If  the  Common  Stock is  quoted  on the  NASDAQ
System (but not on the National Market System thereof) or regularly quoted by a recognized securities dealer but selling prices are not reported, its Fair Market Value shall be the mean between the high and low asked prices for the Common Stock or;

                           (iii)In the absence of an established  market for the
Common Stock, the Fair Market Value thereof shall be determined in good faith by the Administrator.

          (l) "Incentive Stock Option" shall mean an Option intended to qualify as an incentive stock option within the meaning of Section 422 of the Code.

          (m) "Nonstatutory Stock Option" shall mean an Option not intended to qualify as an Incentive Stock Option.

          (n) "Option" shall mean a stock option granted pursuant to the Plan.

          (o) "Optioned Stock" shall mean the Common Stock subject to an Option.

          (p) "Optionee" shall mean an Employee or Consultant who receives an Option.

          (q) "Parent" shall mean a "parent corporation", whether now or hereafter existing, as defined in Section 424(e) of the Code.

          (r) "Plan" shall mean this 1993 Stock Option Plan.

          (s) "Share" shall mean a share of the Common Stock, as adjusted in accordance with Section 11 of the Plan.

          (t) "Subsidiary" shall mean a "subsidiary corporation", whether now or hereafter existing, as defined in Section 424(f) of the Code.

 3. Stock Subject to the Plan. Subject to the provisions of Section 11 of the Plan, the maximum aggregate number of shares which may be optioned and sold under the Plan is 5,000,000 shares of Common Stock. The Shares may be authorized, but unissued, or reacquired Common Stock.

     If an Option should expire or become unexercisable for any reason without having been exercised in full, the unpurchased Shares which were subject thereto shall, unless the Plan shall have been terminated, become available for future grant under the Plan. Notwithstanding any other provision of the Plan, shares issued under the Plan and later repurchased by the Company shall not become available for future grant or sale under the Plan.

 4. Administration of the Plan.

          (a)     Procedure.

                           (i)Multiple Administrative Bodies. The Plan may be
administered by different Committees with respect to different groups of Employeesand Consultants.

                           (ii)Section 162(m). To the extent that the
Administrator determines it to be desirable to qualify Options granted hereunder as "performance-based compensation" within the meaning of Section 162(m) of the Code, the Plan shall be administered by a Committee of two or more "outside directors" within the meaning of Section 162(m) of the Code.

                           (iii)Rule 16b-3.  To the extent desirable to qualify
transactions hereunder as exempt under Rule 16b-3, the transactions contemplated hereunder shall be structured to satisfy the requirements for exemption under Rule 16b-3.

          (b) Powers of the Administrator. Subject to the provisions of the Plan and in the case of a Committee, the specific duties delegated by the Board to such Committee, the Administrator shall have the authority, in its discretion:

                           (i)to determine the Fair Market Value of the Common
Stock, in accordance with Section 2(k) of the Plan;

                           (ii)to select the officers, Consultants and Employees
to whom Options may from time to time be granted hereunder;

                           (iii)to determine whether and to what extent Options
are granted hereunder;

                           (iv)to determine the number of shares of Common Stock
to be covered by each such award granted hereunder;

                           (v)to approve forms of agreement for use under the
Plan;

                           (vi)to determine the terms and conditions, not
inconsistent with the terms of the Plan, of any award granted hereunder (including, but not limited to, the share price and any restriction or limitation, or any vesting acceleration or waiver of forfeiture restrictions regarding any Option and/or the shares of Common Stock relating thereto, based in each case on such factors as the Administrator shall determine, in its sole discretion);

                           (vii)to    determine    whether    and   under   what
circumstances an Option may be settled in cash under subsection 9(e) instead of Common Stock;

                           (viii) to determine whether, to what extent and under
what circumstances Common Stock and other amounts payable with respect to an award under this Plan shall be deferred either automatically or at the election of the participant (including providing for and determining the amount, if any, of any deemed earnings on any deferred amount during any deferral period);

                           (ix)to reduce the exercise price of any Option to the
then current Fair Market Value if the Fair Market Value of the Common Stock covered by such Option shall have declined since the date the Option was granted; and

          (c) Effect of Administrator's Decision. All decisions, determinations and interpretations of the Administrator shall be final and binding on all Optionees and any other holders of any Options.

          (d) Grant Limits. The following limitations shall apply to grants of Options under the Plan:

                         (i) No employee shall be granted,  in any fiscal year
of the Company, Options under the Plan to purchase more than 150,000 Shares, provided that the Company may make an additional one-time grant of up to 250,000 Shares to newly-hired Employees.

                         (ii) The foregoing  limitations   shall   be   adjusted
proportionately in connection with any change in the Company's capitalization as described in Section 11.

                         (iii) If an Option is cancelled (other than in
connection with a transaction described in Section 11), the cancelled Option shall be counted against the limits set forth in Section 4(d)(i). For this purpose, if the exercise price of an Option is reduced, the transaction will be treated as a cancellation of the Option and the grant of a new Option.

 5. Eligibility.

          (a) Nonstatutory Stock Options may be granted only to Employees, Directors, and Consultants. Incentive Stock Options may be granted only to Employees. An Employee, Director, or Consultant who has been granted an Option may, if he is otherwise eligible, be granted an additional Option or Options.

          (b) Each Option shall be designated in the written option agreement as either an Incentive Stock Option or a Nonstatutory Stock Option. However, notwithstanding such designations, to the extent that the aggregate Fair Market Value of the Shares with respect to which Options designated as Incentive Stock Options are exercisable for the first time by any Optionee during any calendar year (under all plans of the Company or any Parent or Subsidiary) exceeds $100,000, such excess Options shall be treated as Nonstatutory Stock Options.

          (c) For purposes of Section 5(b), Incentive Stock Options shall be taken into account in the order in which they were granted, and the Fair Market Value of the Shares shall be determined as of the time the Option with respect to such Shares is granted.

          (d) The Plan shall not confer upon any Optionee any right with respect to continuation of employment or consulting relationship with the Company, nor shall it interfere in any way with his right or the Company's right to terminate his employment or consulting relationship at any time, with or without cause.

 6. Term of Plan. The Plan shall become effective upon the earlier to occur of its adoption by the Board of Directors or its approval by the shareholders of the Company as described in Section 18 of the Plan. It shall continue in effect for a term of ten (10) years unless sooner terminated under Section 14 of the Plan.

 7. Term of Option. The term of each Option shall be ten (10) years from the date of grant thereof or such shorter term as may be provided in the Option

Agreement. However, in the case of an Incentive Stock Option granted to an Optionee who, at the time the Option is granted, owns stock representing more than ten percent (10%) of the voting power of all classes of stock of the Company or any Parent or Subsidiary, the term of the Option shall be five (5) years from the date of grant thereof or such shorter term as may be provided in the Option Agreement.

 8.  Exercise Price and Consideration.

          (a) The per Share exercise price for the Shares to be issued pursuant to exercise of an Option shall be such price as is determined by the Board, but shall be subject to the following:

                            (i)In the case of an Incentive Stock Option

                             (A) granted to an Employee  who, at the time of the
grant of such Incentive Stock Option, owns stock representing more than ten percent (10%) of the voting power of all classes of stock of the Company or any Parent or Subsidiary, the per Share exercise price shall be no less than 110% of the Fair Market Value per Share on the date of grant.

                             (B)granted to any Employee, the per Share exercise
price shall be no less than 100% of the Fair Market Value per Share on the date of grant.

                           (ii)In the case of a Nonstatutory Stock Option, the
per Share exercise price shall be determined by the Administrator. In the case of a Nonstatutory Stock Option intended to qualify as "performance-based compensation" within the meaning of Section 162(m) of the Code, the per Share exercise price shall be no less than 100% of the Fair Market Value per Share on the date of grant.

                           (iii) Notwithstanding the foregoing, Options may be
granted with a per Share exercise price of less than 100% of the Fair Market Value per Share on the date of grant pursuant to a merger or other corporate transaction.

          (b) The consideration to be paid for the Shares to be issued upon exercise of an Option, including the method of payment, shall be determined by the Administrator and may consist entirely of (1) cash, (2) check, (3)
promissory note, (4) other Shares which (x) either have been owned by the Optionee for more than six months on the date of surrender or were not acquired, directly or indirectly, from the Company, and (y) have a Fair Market Value on the date of surrender equal to the aggregate exercise price of the Shares as to which said Option shall be exercised, (5) authorization from the Company to retain from the total number of Shares as to which the Option is exercised that number of Shares having a Fair Market Value on the date of exercise equal to the exercise price for the total number of Shares as to which the Option is exercised, (6) delivery of a properly executed exercise notice together with irrevocable instructions to a broker to promptly deliver to the Company the amount of sale or loan proceeds required to pay the exercise price, (7) delivery of an irrevocable subscription agreement for the Shares which irrevocably obligates the option holder to take and pay for the Shares not more than twelve months after the date of delivery of the subscription agreement, (8) any combination of the foregoing methods of payment, (9) or such other consideration and method of payment for the issuance of Shares to the extent permitted under Applicable Laws. In making its determination as to the type of consideration to accept, the Board shall consider if acceptance of such consideration may be reasonably expected to benefit the Company.

 9. Exercise of Option.

          (a) Procedure for Exercise; Rights as a Shareholder. Any Option granted hereunder shall be exercisable at such times and under such conditions as determined by the Board, including performance criteria with respect to the Company and/or the Optionee, and as shall be permissible under the terms of the Plan.

                  An Option may not be exercised for a fraction of a Share.

                  An Option shall be deemed to be exercised when written notice of such exercise has been given to the Company in accordance with the terms of the Option by the person entitled to exercise the Option and full payment for the Shares with respect to which the Option is exercised has been received by the Company. Full payment may, as authorized by the Board, consist of any consideration and method of payment allowable under Section 8(b) of the Plan. Until the issuance (as evidenced by the appropriate entry on the books of the Company or of a duly authorized transfer agent of the Company) of the stock certificate evidencing such Shares, no right to vote or receive dividends or any other rights as a shareholder shall exist with respect to the Optioned Stock, notwithstanding the exercise of the Option. The Company shall issue (or cause to be issued) such stock certificate promptly upon exercise of the Option. No adjustment will be made for a dividend or other right for which the record date is prior to the date the stock certificate is issued, except as provided in
Section 11 of the Plan.

                  Exercise of an Option in any manner shall result in a decrease in the number of Shares which thereafter may be available, both for purposes of the Plan and for sale under the Option, by the number of Shares as to which the Option is exercised.

          (b) Termination of Status as an Employee or Consultant. In the event of termination of an Optionee's Continuous Status as an Employee or Consultant (as the case may be), such Optionee may, but only within thirty (30) days (or such other period of time, not exceeding three (3) months in the case of an Incentive Stock Option or six (6) months in the case of a Nonstatutory Stock Option, as is determined by the Board) after the date of such termination (but in no event later than the date of expiration of the term of such Option as set forth in the Option Agreement), exercise his Option to the extent that he was entitled to exercise it at the date of such termination. To the extent that he was not entitled to exercise the Option at the date of such termination, or if he does not exercise such Option (which he was entitled to exercise) within the time specified herein, the Option shall terminate.

          (c) Disability of Optionee. Notwithstanding the provisions of Section 9(b) above, in the event of termination of an Optionee's Continuous Status as an Employee or Consultant as a result of his total and permanent disability (as defined in Section 22(e)(3) of the Code), he may, but only within six (6) months (or such other period of time not exceeding twelve (12) months as is determined by the Board) from the date of such termination (but in no event later than the date of expiration of the term of such Option as set forth in the Option Agreement), exercise his Option to the extent he was entitled to exercise it at the date of such termination. To the extent that he was not entitled to exercise the Option at the date of termination, or if he does not exercise such Option (which he was entitled to exercise) within the time specified herein, the Option shall terminate.

          (d) Death of Optionee. In the event of the death of an Optionee:

                           (i)during the term of the Option who is at the time
of his death an Employee or Consultant of the Company and who shall have been in Continuous Status as an Employee or Consultant since the date of grant of the Option, the Option may be exercised, at any time within twelve (12) months following the date of death (but in no event later than the date of expiration of the term of such Option as set forth in the Option Agreement), by the Optionee's estate or by a person who acquired the right to exercise the Option by bequest or inheritance, but only to the extent of the right to exercise that would have accrued had the Optionee continued living and remained in Continuous Status as an Employee or Consultant twelve (12) months after the date of death, subject to the limitation set forth in Section 5(b); or

                           (ii)within  thirty (30) days (or such other period of
time not exceeding three (3) months as is determined by the Board) after the termination of Continuous Status as an Employee or Consultant, the Option may be exercised, at any time within twelve (12) months following the date of death (but in no event later than the date of expiration of the term of such Option as set forth in the Option Agreement), by the Optionee's estate or by a person who acquired the right to exercise the Option by bequest or inheritance, but only to the extent of the right to exercise that had accrued at the date of termination.

          (e) Buyout Provisions. The Administrator may at any time offer to buy out for a payment in cash or Shares, an Option previously granted, based on such terms and conditions as the Administrator shall establish and communicate to the Optionee at the time that such offer is made.

 10. Non-Transferability of Options. Options may not be sold, pledged, assigned, hypothecated, transferred or disposed of in any manner other than by will or by the laws of descent and distribution or pursuant to a qualified domestic relations order as defined by the Code or Title I of the Employee Retirement Income Security Act, or the rules thereunder. The designation of a beneficiary by an Optionee does not constitute a transfer. An Option may be exercised, during the lifetime of the Optionee, only by the Optionee or a transferee permitted by this Section 10.

 11. Adjustments Upon Changes in Capitalization or Merger. Subject to any required action by the shareholders of the Company, the number of shares of Common Stock covered by each outstanding Option, and the number of shares of Common Stock which have been authorized for issuance under the Plan but as to which no Options have yet been granted or which have been returned to the Plan upon cancellation or expiration of an Option, as well as the price per share of Common Stock covered by each such outstanding Option, shall be proportionately adjusted for any increase or decrease in the number of issued shares of Common
Stock resulting from a stock split, reverse stock split, stock dividend, combination or reclassification of the Common Stock, or any other increase or decrease in the number of issued shares of Common Stock effected without receipt of consideration by the Company; provided, however, that conversion of any convertible securities of the Company shall not be deemed to have been "effected without receipt of consideration." Such adjustment shall be made by the Board, whose determination in that respect shall be final, binding and conclusive. Except as expressly provided herein, no issuance by the Company of shares of stock of any class, or securities convertible into shares of stock of any class, shall affect, and no adjustment by reason thereof shall be made with respect to, the number or price of shares of Common Stock subject to an Option.

     In the event of the proposed dissolution or liquidation of the Company, the Board shall notify the Optionee at least fifteen (15) days prior to such proposed action. To the extent it has not been previously exercised, the Option will terminate immediately prior to the consummation of such proposed action. In the event of a merger of the Company with or into another corporation, the Option shall be assumed or an equivalent option shall be substituted by such successor corporation or a parent or subsidiary of such successor corporation. In the even the successor corporation does not agree to assume the option or the substitute and equivalent option, the Board shall, in lieu of such assumption or substitution, provide for the Optionee to have the right to vest in and exercise the Option as to all of the Optioned Stock, including Shares as to which the Option would not otherwise be vested or exercisable. If the Board makes an Option fully vested and exercisable in lieu of assumption or substitution in the event of a merger, the Board shall notify the Optionee that the Option shall be fully vested and exercisable for a period of fifteen (15) days from the date of such notice, and the Option will terminate upon the expiration of such period.

If, in such a merger, the Option is assumed or an equivalent option is substituted by such successor corporation or a parent or subsidiary of such successor corporation, and if during a one-year period after the effective date of such merger, the Optionee's Continuous Status as an Employee or Consultant is terminated for any reason other than the Optionee's voluntary termination of such relationship, then the Optionee shall have the right within thirty days thereafter to exercise the Option as to all of the Optioned Stock, including Shares as to which the Option would not be otherwise exercisable, effective as of the date of such termination.

 12. Stock Withholding to Satisfy Withholding Tax Obligations. At the discretion of the Administrator, Optionees may satisfy withholding obligations as provided in this paragraph. When an Optionee incurs tax liability in connection with an Option, which tax liability is subject to tax withholding under applicable tax laws, and the Optionee is obligated to pay the Company an amount required to be withheld under applicable tax laws, the Optionee may satisfy the withholding tax obligation by electing to have the Company withhold from the Shares to be issued upon exercise of the Option, if any, that number of Shares having a Fair Market Value equal to the amount required to be withheld. The Fair Market Value of the Shares to be withheld shall be determined on the date that the amount of tax to be withheld is to be determined.

 13. Time of Granting Options. The date of grant of an Option shall, for all purposes, be the date on which the Board makes the determination granting such Option. Notice of the determination shall be given to each Employee or Consultant to whom an Option is so granted within a reasonable time after the date of such grant.

 14. Amendment and Termination of the Plan.

          (a) Amendment and Termination. The Board may at any time amend, alter, suspend or discontinue the Plan, but no amendment, alteration, suspension or discontinuation shall be made which would impair the rights of any Optionee under any grant theretofore made, without his or her consent. In addition, to the extent necessary and desirable to comply with Section 422 of the Code (or any other applicable law or regulation, including the requirements of the NASD or an established stock exchange), the Company shall obtain shareholder approval of any Plan amendment in such a manner and to such a degree as required.

          (b) Effect of Amendment or Termination. Any such amendment or termination of the Plan shall not affect Options already granted and such Options shall remain in full force and effect as if this Plan had not been amended or terminated, unless mutually agreed otherwise between the Optionee and the Board, which agreement must be in writing and signed by the Optionee and the Company.

 15. Conditions Upon Issuance of Shares. Shares shall not be issued pursuant to the exercise of an Option unless the exercise of such Option and the issuance and delivery of such Shares pursuant thereto shall comply with all relevant provisions of law, including, without limitation, the Securities Act of 1933, as amended, the Exchange Act, the rules and regulations promulgated thereunder, and the requirements of any stock exchange upon which the Shares may then be listed, and shall be further subject to the approval of counsel for the Company with respect to such compliance.

     As a condition to the exercise of an Option, the Company may require the person exercising such Option to represent and warrant at the time of any such exercise that the Shares are being purchased only for investment and without any present intention to sell or distribute such Shares if, in the opinion of counsel for the Company, such a representation is required by any of the aforementioned relevant provisions of law.

 16. Reservation of Shares. The Company, during the term of this Plan, will at all times reserve and keep available such number of Shares as shall be sufficient to satisfy the requirements of the Plan.

          The inability of the Company to obtain authority from any regulatory body having jurisdiction, which authority is deemed by the Company's counsel to be necessary to the lawful issuance and sale of any Shares hereunder, shall relieve the Company of any liability in respect of the failure to issue or sell such Shares as to which such requisite authority shall not have been obtained.

 17. Option Agreement. Options shall be evidenced by written option agreements in such form as the Board shall approve.

 18. Shareholder Approval. Continuance of the Plan shall be subject to approval by the shareholders of the Company within twelve (12) months before or after the date the Plan is adopted. Such shareholder approval shall be obtained in the degree and manner required under Applicable Laws.

                                   APPENDIX D

                               TRIMBLE NAVIGATION

                        1988 EMPLOYEE STOCK PURCHASE PLAN
                            (as amended June 2, 1999)


         The following constitute the provisions of the Employee Stock Purchase Plan of Trimble Navigation.

         1. Purpose. The purpose of the Plan is to provide employees of the Company and its Designated Subsidiaries with an opportunity to purchase Common Stock of the Company through accumulated payroll deductions. It is the intention of the Company to have the Plan qualify as an "Employee Stock Purchase Plan" under Section 423 of the Internal Revenue Code of 1986, as amended. The provisions of the Plan shall, accordingly, be construed so as to extend and limit participation in a manner consistent with the requirements of that section of the Code.

         2.   Definitions.

                  (a) "Board" shall mean the Board of Directors of the Company.

                  (b) "Code"  shall mean the Internal  Revenue Code of 1986,  as amended.

                  (c) "Common Stock" shall mean the Common Stock of the Company.

                  (d) "Company" shall mean Trimble Navigation.

                  (e) "Compensation" shall mean all regular straight time gross earnings, commissions, incentive bonuses, overtime, shift premium, lead pay and other similar compensation, but excluding automobile allowances, relocation and other non-cash compensation. Notwithstanding the foregoing, the Employee may elect to exclude bonuses from the calculation of compensation.

                  (f) "Continuous Status as an Employee" shall mean the absence of any interruption or termination of service as an Employee. Continuous Status as an Employee shall not be considered interrupted in the case of a leave of absence agreed to in writing by the Company, provided that such leave is for a period of not more than 90 days or reemployment upon the expiration of such leave is guaranteed by contract or statute.

                  (g) "Designated Subsidiaries" shall mean the Subsidiaries which have been designated by the Board from time to time in its sole discretion as eligible to participate in the Plan.

                  (h) "Employee" shall mean any person, including an officer, whose customary employment with the Company is at least twenty (20) hours per week by the Company or one of its Designated Subsidiaries and more than five (5) months in any calendar year.

                  (i) "Enrollment Date" shall mean the first day of each Offering Period.

                  (j) "Exercise Date" shall mean the last day of each Offering Period.

                  (k) "Offering Period" shall mean, except with respect to the first Offering Period as described herein, a period of six (6) months during which an option granted pursuant to the Plan may be exercised. The first Offering Period shall commence August 15, 1988, and end December 31, 1988.

                  (l)      "Plan"  shall mean this Employee Stock Purchase Plan.

                  (m) "Subsidiary" shall mean a corporation, domestic or foreign, of which not less than 50% of the voting shares are held by the Company or a Subsidiary, whether or not such corporation now exists or is hereafter organized or acquired by the Company or a Subsidiary.

         3.   Eligibility.

                  (a) Any Employee as defined in paragraph 2 who has been continuously employed by the Company for at least two (2) consecutive months and who shall be employed by the Company on a given Enrollment Date shall be eligible to participate in the Plan. However, notwithstanding the foregoing, for purposes of the first Offering Period only, any Employee defined in paragraph 2 who was employed by the Company as of August 9, 1988 shall be eligible to participate in the Plan.

                  (b) Any provisions of the Plan to the contrary notwithstanding, no Employee shall be granted an option under the Plan (i) if, immediately after the grant, such Employee (or any other person whose stock would be attributed to such Employee pursuant to Section 425(d) of the Code) would own stock and/or hold outstanding options to purchase stock possessing five percent (5%) or more of the total combined voting power or value of all classes of stock of the Company or of any subsidiary of the Company, or (ii) which permits his or her rights to purchase stock under all employee stock purchase plans of the Company and its subsidiaries to accrue at a rate which exceeds Twenty-Five Thousand Dollars ($25,000) worth of stock (determined at the fair market value of the shares at the time such option is granted) for each calendar year in which such option is outstanding at any time.

         4. Offering Periods. The Plan shall be implemented by consecutive Offering Periods with a new Offering Period commencing on or about January 1 and July 1 of each year; provided, however, that the first Offering Period shall commence on or about August 15, 1988. The Plan shall continue thereafter until terminated in accordance with paragraph 19 hereof. Subject to the shareholder approval requirements of paragraph 19, the Board of Directors of the Company shall have the power to change the duration of Offering Periods with respect to future offerings without shareholder approval if such change is announced at least fifteen (15) days prior to the scheduled beginning of the first Offering Period to be affected.

         5.  Participation.

                  (a) An eligible Employee may become a participant in the Plan by completing a subscription agreement authorizing payroll deductions in the form of Exhibit A to this Plan and filing it with the Company's payroll office at least five (5) business days prior to the applicable Enrollment Date, unless a later time for filing the subscription agreement is set by the Board for all eligible Employees with respect to a given Offering Period.

                  (b) Payroll deductions for a participant shall commence on the first payroll following the Enrollment Date and shall end on the last payroll in the Offering Period to which such authorization is applicable, unless sooner terminated by the participant as provided in paragraph 10.

         6.   Payroll Deductions.

                  (a) At the time a participant files his or her subscription agreement, he or she shall elect to have payroll deductions made on each payday during the Offering Period in an amount not exceeding ten percent (10%) of the Compensation which he receives on each payday during the Offering Period, and the aggregate of such payroll deductions during the Offering Period shall not exceed ten percent (10%) of the participant's aggregate Compensation during said Offering Period.

                  (b) All payroll deductions made for a participant shall be credited to his or her account under the Plan. A participant may not make any additional payments into such account.

                  (c) A participant may discontinue his or her participation in the Plan as provided in paragraph 10, or may decrease, but not increase, the rate of his or her payroll deductions during the Offering Period (within the limitations of Section 6(a)) by completing or filing with the Company a new subscription agreement authorizing a change in payroll deduction rate. The change in rate shall be effective with the first full payroll period following five (5) business days after the Company's receipt of the new subscription agreement. A participant's subscription agreement shall remain in effect for successive Offering Periods unless revised as provided herein or terminated as provided in paragraph 10.

                  (d) Notwithstanding the foregoing, to the extent necessary to comply with Section 423(b)(8) of the Code and paragraph 3(b) herein, a participant's payroll deductions may be decreased to 0% at such time during any Offering Period which is scheduled to end during the current calendar year (the "Current Offering Period") that the aggregate of all payroll deductions which were previously used to purchase stock under the Plan in a prior Offering Period which ended during that calendar year plus all payroll deductions accumulated with respect to the Current Offering Period equal $21,250. Payroll deductions shall recommence at the rate provided in such participant's subscription agreement at the beginning of the first Offering Period which is scheduled to end in the following calendar year, unless terminated by the participant as provided in paragraph 10.

         7.  Grant of Option.

                  (a) On the Enrollment Date of each Offering Period, each eligible Employee participating in such Offering Period shall be granted an option to purchase on each Exercise Date during such Offering Period up to a number of shares of the Company's Common Stock determined by dividing such Employee's payroll deductions accumulated prior to such Exercise Date and retained in the Participant's account as of the Exercise Date by the lower of
(i) eighty-five percent (85%) of the fair market value of a share of the Company's Common Stock on the Enrollment Date or (ii) eighty-five percent (85%) of the fair market value of a share of the Company's Common Stock on the Exercise Date; provided that in no event shall an Employee be permitted to purchase during each Offering Period more than a number of shares determined by dividing $12,500 by the fair market value of a share of the Company's Common Stock on the Enrollment Date, and provided further that such purchase shall be subject to the limitations set forth in Section 3(b) and 12 hereof. Exercise of the option shall occur as provided in Section 8, unless the participant has withdrawn pursuant to Section 10, and shall expire on the last day of the Offering Period. Fair market value of a share of the Company's Common Stock shall be determined as provided in Section 7(b) herein.

                  (b) The option price per share of the shares offered in a given Offering Period shall be the lower of: (i) 85% of the fair market value of a share of the Common Stock of the Company on the Enrollment Date; or (ii) 85% of the fair market value of a share of the Common Stock of the Company on the Exercise Date. The fair market value of the Company's Common Stock on a given date shall be determined by the Board in its discretion; provided, however, that where there is a public market for the Common Stock, the fair market value per share shall be the closing price of the Common Stock for such date, as reported by the NASDAQ National Market System, or, in the event the Common Stock is listed on a stock exchange, the fair market value per share shall be the closing price on such exchange on such date, as reported in the Wall Street Journal.

         8. Exercise of Option. Unless a participant withdraws from the Plan as provided in paragraph 10 below, his or her option for the purchase of shares will be exercised automatically on the Exercise Date, and the maximum number of full shares subject to option shall be purchased for such participant at the applicable option price with the accumulated payroll deductions in his or her account. No fractional shares will be purchased and any payroll deductions accumulated in a participant's account which are not used to purchase shares shall remain in the participant's account for the subsequent Offering Period, subject to an earlier withdrawal as provided in paragraph 10. During a participant's lifetime, a participant's option to purchase shares hereunder is exercisable only by him or her.

         9. Delivery. Unless a participant makes an election to delay the issuance of Certificate representing purchased shares, as promptly as practicable after each Exercise Date on which a purchase of shares occurs, the Company shall arrange the delivery to each participant, as appropriate, of a certificate representing the shares purchased upon exercise of his or her option. A participant may make an election to delay the issuance of stock certificates representing shares purchased under the Plan by giving written notice to the Company the form of Exhibit D to this Plan. Any such election shall remain in effect until it is revoked by the participant or, if earlier, upon the termination of the participant's Continuous Status as an Employee. The Company may limit the time or times during which participants may revoke such elections, except that a participant shall automatically receive a certificate as soon as practicable following termination of his or her Continuous Status as an Employee and that participants shall be given the opportunity to revoke such elections at least once each calendar year.

         10.  Withdrawal; Termination of Employment.

                  (a) A participant may withdraw all but not less than all the payroll deductions credited to his or her account and not yet used to exercise his or her option under the Plan at any time by giving written notice to the Company in the form of Exhibit B to this Plan. All of the participant's payroll deductions credited to his or her account will be paid to such participant promptly after receipt of notice of withdrawal and such participant's option for the Offering Period will be automatically terminated, and no further payroll deductions for the purchase of shares will be made during the Offering Period. If a participant withdraws from an Offering Period, payroll deductions will not resume at the beginning of the succeeding Offering Period unless the participant delivers to the Company a new subscription agreement.

                  (b) Upon termination of the participant's Continuous Status as an Employee prior to the Exercise Date for any reason, including retirement or death, the payroll deductions credited to such participant's account during the Offering Period but not yet used to exercise the option will be returned to such participant or, in the case of his or her death, to the person or persons entitled thereto under paragraph 14, and such participant's option will be automatically terminated.

                  (c) In the event an Employee fails to remain in Continuous Status as an Employee of the Company for at least twenty (20) hours per week during an Offering Period in which the Employee is a participant, he or she will be deemed to have elected to withdraw from the Plan and the payroll deductions credited to his or her account will be returned to such participant and such participant's option terminated.

                  (d) A participant's withdrawal from an Offering Period will not have any effect upon his or her eligibility to participate in any similar plan which may hereafter be adopted by the Company or in succeeding Offering Periods which commence after the termination of the Offering Period from which the participant withdraws.

         11. Interest. No interest shall accrue on the payroll deductions of a participant in the Plan.

         12. Stock.

                  (a) The maximum number of shares of the Company's Common Stock which shall be made available for sale under the Plan shall be 2,950,000 shares, subject to adjustment upon changes in capitalization of the Company as provided in paragraph 18. If on a given Exercise Date the number of shares with respect to which options are to be exercised exceeds the number of shares then available under the Plan, the Company shall make a pro rata allocation of the shares remaining available for purchase in as uniform a manner as shall be practicable and as it shall determine to be equitable.

                  (b) The participant will have no interest or voting right in shares covered by his option until such option has been exercised.

                  (c) Shares to be delivered to a participant under the Plan will be registered in the name of the participant or in the name of the participant and his or her spouse.

         13. Administration. The Plan shall be administered by the Board of the Company or a committee of members of the Board appointed by the Board. The administration, interpretation or application of the Plan by the Board or its committee shall be final, conclusive and binding upon all participants. Members of the Board who are eligible Employees are permitted to participate in the Plan.

         14.  Designation of Beneficiary.

                  (a) A participant may file a written designation of a beneficiary who is to receive any shares and cash, if any, from the participant's account under the Plan in the event of such participant's death subsequent to an Exercise Date on which the option is exercised but prior to delivery to such participant of such shares and cash. In addition, a participant may file a written designation of a beneficiary who is to receive any cash from the participant's account under the Plan in the event of such participant's death prior to exercise of the option.

                  (b) Such designation of beneficiary may be changed by the participant at any time by written notice. In the event of the death of a participant and in the absence of a beneficiary validly designated under the Plan who is living at the time of such participant's death, the Company shall deliver such shares and/or cash to the executor or administrator of the estate of the participant, or if no such executor or administrator has been appointed (to the knowledge of the Company), the Company, in its discretion, may deliver such shares and/or cash to the spouse or to any one or more dependents or relatives of the participant, or if no spouse, dependent or relative is known to the Company, then to such other person as the Company may designate.

         15. Transferability. Neither payroll deductions credited to a participant's account nor any rights with regard to the exercise of an option or to receive shares under the Plan may be assigned, transferred, pledged or otherwise disposed of in any way (other than by will, the laws of descent and distribution or as provided in paragraph 14 hereof) by the participant. Any such attempt at assignment, transfer, pledge or other disposition shall be without effect, except that the Company may treat such act as an election to withdraw funds from an Offering Period in accordance with paragraph 10.

         16. Use of Funds. All payroll deductions received or held by the Company under the Plan may be used by the Company for any corporate purpose, and the Company shall not be obligated to segregate such payroll deductions.

         17. Reports. Individual accounts will be maintained for each participant in the Plan. Statements of account will be given to participating Employees semi-annually promptly following the Exercise Date, which statements will set forth the amounts of payroll deductions, the per share purchase price, the number of shares purchased and the remaining cash balance, if any.

         18. Adjustments Upon Changes in Capitalization. Subject to any required action by the shareholders of the Company, the number of shares of Common Stock covered by each option under the Plan which has not yet been exercised and the number of shares of Common Stock which have been authorized for issuance under the Plan but have not yet been placed under option (collectively, the "Reserves"), as well as the price per share of Common Stock covered by each option under the Plan which has not yet been exercised, shall be proportionately adjusted for any increase or decrease in the number of issued shares of Common
Stock resulting from a stock split, reverse stock split, stock dividend, combination or reclassification of the Common Stock, or any other increase or decrease in the number of shares of Common Stock effected without receipt of consideration by the Company; provided, however, that conversion of any convertible securities of the Company shall not be deemed to have been "effected without receipt of consideration". Such adjustment shall be made by the Board, whose determination in that respect shall be final, binding and conclusive. Except as expressly provided herein, no issue by the Company of shares of stock of any class, or securities convertible into shares of stock of any class, shall affect, and no adjustment by reason thereof shall be made with respect to, the number or price of shares of Common Stock subject to an option.

         In the event of the proposed dissolution or liquidation of the Company, the Offering Period will terminate immediately prior to the consummation of such proposed action, unless otherwise provided by the Board. In the event of a proposed sale of all or substantially all of the assets of the Company, or the merger of the Company with or into another corporation, any Purchase Periods then in progress shall be shortened by setting a new Exercise Date (the "New Exercise Date") and any Offering Periods then in progress shall end on the New Exercise Date. The New Exercise Date shall be before the date of the Company's proposed sale or merger. The Board shall notify each participant in writing, at least ten (10) business days prior to the New Exercise Date, that the Exercise Date for the participant's option has been changed to the New Exercise Date and that the participant's option shall be exercised automatically on the New Exercise Date, unless prior to such date the participant has withdrawn from the Offering Period as provided in Section 10 hereof.

         19. Amendment or Termination. The Board of Directors of the Company may at any time and for any reason terminate or amend the Plan. Except as provided in paragraph 18, no such termination can affect options previously granted, provided that an Offering Period may be terminated by the Board of Directors on any Exercise Date if the Board determines that the termination of the Plan is in the best interests of the Company and its shareholders. Except as provided in paragraph 18, no amendment may make any change in any option theretofore granted which adversely affects the rights of any participant. In addition, to the extent necessary to comply with Section 423 of the Code (or any successor rule or provision or any other applicable law or regulation), the Company shall obtain shareholder approval in such a manner and to such a degree as so required.

         20. Notices. All notices or other communications by a participant to the Company under or in connection with the Plan shall be deemed to have been duly given when received in the form specified by the Company at the location, or by the person, designated by the Company for the receipt thereof.

         21. Shareholder Approval. Continuance of the Plan shall be subject to approval by the shareholders of the Company within twelve months before or after the date the Plan is adopted. Such shareholder approval shall be obtained in the manner and degree required under the applicable state and federal tax and securities laws.

         22. Conditions Upon Issuance of Shares. Shares shall not be issued with respect to an option unless the exercise of such option and the issuance and delivery of such shares pursuant thereto shall comply with all applicable provisions of law, domestic or foreign, including, without limitation, the Securities Act of 1933, as amended, the Exchange Act, the rules and regulations promulgated thereunder, and the requirements of any stock exchange upon which the shares may then be listed, and shall be further subject to the approval of counsel for the Company with respect to such compliance.

                  As a condition to the exercise of an option, the Company may require the person exercising such option to represent and warrant at the time of any such exercise that the shares are being purchased only for investment and without any present intention to sell or distribute such shares if, in the opinion of counsel for the Company, such a representation is required by any of the aforementioned applicable provisions of law.

         23. Term of Plan. The Plan shall become effective upon the earlier to occur of its adoption by the Board of Directors or its approval by the shareholders of the Company as described in paragraph 21. It shall continue in effect for a term of twenty (20) years unless sooner terminated under paragraph 19.

                                    EXHIBIT A

                               TRIMBLE NAVIGATION

                          EMPLOYEE STOCK PURCHASE PLAN
                             SUBSCRIPTION AGREEMENT



_____ Original Application                         Enrollment Date: ___________
_____ Change in Payroll Deduction Rate
_____ Change of Beneficiary(ies)


1. _________________________hereby elects to participate in the Trimble Navigation Employee Stock Purchase Plan (the "Stock Purchase Plan") and subscribes to purchase shares of the Company's Common Stock in accordance with this Subscription Agreement and the Stock Purchase Plan.

2. I hereby authorize payroll deductions from each paycheck in the amount of ____% of my Compensation on each payday (not to exceed 10%) during the Offering Period in accordance with the Stock Purchase Plan.

         ________ Include bonuses as part of Compensation subject to payroll deduction.
         ________Exclude bonuses from Compensation subject to payroll deduction.

3. I understand that said payroll deductions shall be accumulated for the purchase of shares of Common Stock at the applicable purchase price determined in accordance with the Stock Purchase Plan. I understand that if I do not withdraw from an Offering Period, any accumulated payroll deductions will be used to automatically exercise my option.

4. I have received a copy of the complete "Trimble Navigation Employee Stock Purchase Plan." I understand that my participation in the Stock Purchase Plan is in all respects subject to the terms of the Plan. I understand that the grant of the option by the Company under this Subscription Agreement is subject to obtaining shareholder approval of the Stock Purchase Plan.

5. Shares purchased for me under the Stock Purchase Plan should be issued in the name(s) of:________________________________________

6. I understand that if I dispose of any shares received by me pursuant to the Plan within 2 years after the Enrollment Date (the first day of the Offering Period during which I purchased such shares), I will be treated for federal income tax purposes as having received ordinary income at the time of such disposition in an amount equal to the excess of the fair market value of the shares at the time such shares were delivered to me over the price which I paid for the shares. I hereby agree to notify the Company in writing within 30 days after the date of any such disposition. However, if I dispose of such shares at any time after the expiration of the 2-year holding period, I understand that I will be treated for federal income tax purposes as having received income only at the time of such disposition, and that such income will be taxed as ordinary income only to the extent of an amount equal to the lesser of (1) the excess of the fair market value of the shares at the time of such disposition over the purchase price which I paid for the shares under the option, or (2) the excess of the fair market value of the shares over the option price, measured as if the option had been exercised on the Enrollment Date. The remainder of the gain, if any, recognized on such disposition will be taxed as capital gain.

7. I hereby agree to be bound by the terms of the Stock Purchase Plan. The effectiveness of this Subscription Agreement is dependent upon my eligibility to participate in the Stock Purchase Plan.

8. In the event of my death, I hereby designate the following as my beneficiary(ies) to receive all payments and shares due me under the Stock Purchase Plan:



                         --------------------------------------------------
NAME:  (Please print)    (First)         (Middle)               (Last)


--------------------------------             ------------------------------
Relationship

                                             ------------------------------
                                              (Address)

                         --------------------------------------------------
NAME:  (Please print)    (First)         (Middle)               (Last)


-------------------------------              -----------------------------
Relationship

                                             ----------------------------
                                              (Address)

Employee's Social
Security Number:                             ----------------------------


Employee's Address:                          ----------------------------

                                             ----------------------------

                                             ----------------------------


I UNDERSTAND THAT THIS SUBSCRIPTION AGREEMENT SHALL REMAIN IN EFFECT THROUGHOUT SUCCESSIVE OFFERING PERIODS UNLESS TERMINATED BY ME.


Dated: _____________________                    _____________________________
                                                Signature of Employee

                                    EXHIBIT B

                               TRIMBLE NAVIGATION


                          EMPLOYEE STOCK PURCHASE PLAN

                              NOTICE OF WITHDRAWAL



         The undersigned participant in the Offering Period of the Trimble Navigation Employee Stock Purchase Plan which began on ____________, 19____ (the "Enrollment Date") hereby notifies the Company that he or she hereby withdraws from the Offering Period. He or she hereby directs the Company to pay to the undersigned as promptly as possible all the payroll deductions credited to his or her account with respect to such Offering Period. The undersigned understands and agrees that his or her option for such Offering Period will be automatically terminated. The undersigned understands further that no further payroll deductions will be made for the purchase of shares in the current Offering Period and the undersigned shall be eligible to participate in succeeding Offering Periods only by delivering to the Company a new Subscription Agreement.

                                        Name and Address of Participant

                                        -------------------------------

                                        -------------------------------

                                        -------------------------------

                                        Signature

                                        -------------------------------



                                        Date:__________________________

                                    EXHIBIT C

                               TRIMBLE NAVIGATION


                          EMPLOYEE STOCK PURCHASE PLAN

                       NOTICE TO RESUME PAYROLL DEDUCTIONS



         The undersigned participant in the Offering Period of the Trimble Navigation Employee Stock Purchase Plan which began on ______________, 19___ hereby notifies the Company to resume payroll deductions for his or her account at the beginning of the next Exercise Period within such Offering Period in accordance with the terms of the Subscription Agreement executed by the undersigned at the beginning of the Offering Period. The undersigned understands that he or she may change the payroll deduction rate or the beneficiaries named in such Subscription Agreement by submitting a revised Subscription Agreement.


                                        Name and Address of Participant

                                        -------------------------------

                                        -------------------------------

                                        -------------------------------

                                        Signature

                                        -------------------------------



                                        Date:__________________________

                                    EXHIBIT D

                               TRIMBLE NAVIGATION


                          EMPLOYEE STOCK PURCHASE PLAN

                         ELECTION/REVOCATION OF ELECTION
                          DELAY ISSUANCE OF CERTIFICATE


         The undersigned participant in the 1988 Trimble Navigation Employee Stock Purchase Plan (the "Stock Purchase Plan"), hereby elects to allow Trimble Navigation (the "Company") or its agent to delay issuance of a certificate representing shares purchased under the Plan in accordance with the provisions of the Stock Purchase Plan. This election shall continue in effect until the termination of the undersigned's Continuous Status as an Employee or until revoked pursuant to such Stock Purchase Plan. This election shall not otherwise affect the participant's rights as a shareholder of the Company.

                                      -OR-

         ____________________ hereby revokes his or her prior election to allow the Company to delay issuance of a certificate pursuant to the terms of the Stock Purchase Plan. The Company shall deliver to participant as promptly as practicable a certificate representing all shares purchased thereby.



                                        Name and Address of Participant

                                        -------------------------------

                                        -------------------------------

                                        -------------------------------

                                        Signature

                                        -------------------------------



                                        Date:__________________________

                                   APPENDIX E

                           TRIMBLE NAVIGATION LIMITED

                         1990 DIRECTOR STOCK OPTION PLAN
                        (amended as of  November 1, 1996)

     1. Purposes of the Plan. The purposes of this Director Stock Option Plan are to attract and retain the best available personnel for service as Directors of the Company, to provide additional incentive to the Outside Directors of the Company to serve as Directors, and to encourage their continued service on the Board.

        All options granted hereunder shall be "non-statutory stock options".

     2. Definitions. As used herein, the following definitions shall apply:

     (a) "Board" shall mean the Board of Directors of the Company.

     (b) "Common Stock" shall mean the Common Stock of the Company.

     (c)  "Company"  shall  mean  TRIMBLE   NAVIGATION   LIMITED,  a  California
corporation.

     (d) "Continuous Status as a Director" shall mean the absence of any interruption or termination of status as a Director.

     (e) "Director" shall mean a member of the Board.

     (f) "Employee" shall mean any person, including officers and Directors, employed by the Company or any Parent or Subsidiary of the Company. The payment of a director's fee by the Company shall not be sufficient in and of itself to constitute "employment" by the Company.

     (g) "Exchange Act" shall mean the Securities Exchange Act of 1934, as amended.

     (h) "Option" shall mean a stock option granted pursuant to the Plan.

     (i) "Optioned Stock" shall mean the Common Stock subject to an Option.

     (j) "Optionee" shall mean an Outside Director who receives an Option.

     (k) "Outside Director" shall mean a Director who is not an Employee.

     (l) "Parent" shall mean a "parent corporation", whether now or hereafter existing, as defined in Section 425(e) of the Internal Revenue Code of 1986, as amended.

     (m) "Plan" shall mean this 1990 Director Stock Option Plan.


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


     (n) "Share" shall mean a share of the Common Stock, as adjusted in accordance with Section 11 of the Plan.

     (o) "Subsidiary" shall mean a "subsidiary corporation", whether now or hereafter existing, as defined in Section 425(f) of the Internal Revenue Code of 1986, as amended.

     3. Stock Subject to the Plan. Subject to the provisions of Section 11 of the Plan, the maximum aggregate number of Shares which may be optioned and sold under the Plan is 380,000 Shares (the "Pool") of Common Stock. The Shares may be authorized, but unissued, or reacquired Common Stock.

     If an Option should expire or become unexercisable for any reason without having been exercised in full, the unpurchased Shares which were subject thereto shall, unless the Plan shall have been terminated, become available for future grant under the Plan.

     4. Administration of and Grants of Options under the Plan.

     (a) Administrator. Except as otherwise required herein, the Plan shall be administered by the Board.

     (b) Procedure for Grants. All grants of Options hereunder shall be automatic and non-discretionary and shall be made strictly in accordance with the following provisions:

        (i) No person shall have any discretion to select which Outside Directors shall be granted Options or to determine the number of Shares to be covered by Options granted to Outside Directors.

        (ii) Each Outside Director shall be automatically granted an Option to purchase 15,000 Shares (the "First Option") upon the later to occur of (A) the effective date of this Plan, as determined in accordance with Section 6 hereof, or (B) the date on which such person first becomes a Director, whether through election by the shareholders of the Company or appointment by the Board of Directors to fill a vacancy.

     (iii) After a First Option has been granted to any Outside Director, each Outside Director shall thereafter be automatically granted an Option to purchase 5,000 Shares (a "Subsequent Option") on the day of each subsequent annual shareholders meeting at which such Outside Director is reelected to an additional term; provided, however, that no Subsequent Option shall be granted for the first annual shareholders meeting following the grant of a First Option to any director.

     (iv) Notwithstanding the provisions of subsections (ii) and (iii) hereof, in the event that a grant would cause the number of Shares subject to outstanding Options plus the number of Shares previously purchased upon exercise of Options to exceed the Pool, then each such automatic grant shall be for that number of Shares determined by dividing the total number of Shares remaining available for grant by the number of Outside Directors on the automatic grant date. Any further grants shall then be deferred until such time, if any, as additional Shares become available for grant under the Plan through action to increase the number of Shares which may be issued under the Plan or through cancellation or expiration of Options previously granted hereunder.

     (v) The terms of an Option granted hereunder shall be consistent with the requirements set forth elsewhere in this plan and shall additionally include the following:

        (A) the Option shall be exercisable only while the Outside Director remains a Director of the Company, except as set forth in Section 9 hereof.

        (B) the Option shall become exercisable in installments cumulatively with respect to 1/36 of the Shares for each complete calendar month after the date of grant of such Option provided, however, that in no event shall any Option be exercisable prior to obtaining shareholder approval of the Plan in accordance with Section 17 hereof.

     (c) Powers of the Board. Subject to the provisions and restrictions of the Plan, the Board shall have the authority, in its discretion: (i) to determine, upon review of relevant information and in accordance with Section 8(b) of the Plan, the fair market value of the Common Stock; (ii) to determine the exercise price per share of Options to be granted, which exercise price shall be determined in accordance with Section 8(a) of the Plan; (iii) to interpret the Plan; (iv) to prescribe, amend and rescind rules and regulations relating to the Plan; (v) to authorize any person to execute on behalf of the Company any instrument required to effectuate the grant of an Option previously granted hereunder; and (vi) to make all other determinations deemed necessary or advisable for the administration of the Plan.

     (d)  Effect  of  Board's  Decision.   All  decisions,   determinations  and
interpretations of the Board shall be final and binding on all Optionees and any other holders of any Options granted under the Plan.


     (e) Suspension or Termination of Option. If the President or his designee reasonably believes that an Optionee has committed an act of misconduct, the President may suspend the Optionee's right to exercise any option pending a determination by the Board of Directors (excluding the Outside Director accused of such misconduct). If the Board of Directors (excluding the Outside Director accused of such misconduct) determines an Optionee has committed an act of embezzlement, fraud, dishonesty, nonpayment of an obligation owed to the Company, breach of fiduciary duty or deliberate disregard of the Company rules resulting in loss, damage or injury to the Company, or if an Optionee makes an unauthorized disclosure of any Company trade secret or confidential information, engages in any conduct constituting unfair competition, induces any Company customer to breach a contract with the Company or induces any principal for whom the Company acts as agent to terminate such agency relationship, neither the Optionee nor his estate shall be entitled to exercise any option whatsoever. In making such determination, the Board of Directors (excluding the Outside Director accused of such misconduct) shall act fairly and shall give the Optionee an opportunity to appear and present evidence on Optionee's behalf at a hearing before a committee of the Board.

     5. Eligibility. Options may be granted only to Outside Directors. All Options shall be automatically granted in accordance with the terms set forth in
Section 4(b) hereof. An Outside Director who has been granted an Option may, if he is otherwise eligible, be granted an additional Option or Options in accordance with such provisions.

     The Plan shall not confer upon any Optionee any right with respect to continuation of service as a Director or nomination to serve as a Director, nor shall it interfere in any way with any rights which the Director or the Company may have to terminate his directorship at any time.

     6. Term of Plan. The Plan shall become effective upon the earlier to occur of its adoption by the Board of Directors or its approval by the shareholders of the Company as described in Section 17 of the Plan. It shall continue in effect for a term of ten (10) years unless sooner terminated under Section 13 of the Plan.

     7. Term of Option. The term of each Option shall be ten (10) years from the date of grant thereof.

8.  Exercise  Price and  Consideration.

     (a) Exercise Price. The per Share exercise price for the Shares to be issued pursuant to exercise of an Option shall be 100% of the fair market value per Share on the date of grant of the Option.

     (b) Fair Market Value. The fair market value shall be determined by the Board in its discretion; provided, however, that where there is a public market for the Common Stock, the fair market value per Share shall be the mean of the bid and asked prices of the Common Stock in the over-the-counter market on the date of grant, as reported in The Wall Street Journal (or, if not so reported, as otherwise reported by the National Association of Securities Dealers Automated Quotation ("NASDAQ") System) or, in the event the Common Stock is traded on the NASDAQ National Market System or listed on a stock exchange, the fair market value per Share shall be the closing price on such system or exchange on the date of grant of the Option, as reported in The Wall Street Journal.

     (c) Form of Consideration. The consideration to be paid for the Shares to be issued upon exercise of an Option shall consist entirely of cash, check, other Shares of Common Stock of the Company which (i) either have been owned by the Optionee for more than six (6) months on the date of surrender, or were not acquired directly or indirectly from the Company, and (ii) have a fair market value on the date of surrender equal to the aggregate exercise price of the Shares as to which said Option shall be exercised, or any combination of such methods of payment.

     9.  Exercise of Option.

     (a) Procedure for Exercise; Rights as a Shareholder. Any Option granted hereunder shall be exercisable at such times as are set forth in Section 4(b) hereof; provided, however, that no Options shall be exercisable until shareholder approval of the Plan in accordance with Section 17 hereof has been obtained.

     An Option may not be exercised for a fraction of a Share.

     An Option shall be deemed to be exercised when written notice of such exercise has been given to the Company in accordance with the terms of the Option by the person entitled to exercise the Option and full payment for the Shares with respect to which the Option is exercised has been received by the Company. Full payment may consist of any consideration and method of payment allowable under Section 8(c) of the Plan. Until the issuance (as evidenced by the appropriate entry on the books of the Company or of a duly authorized transfer agent of the Company) of the stock certificate evidencing such Shares, no right to vote or receive dividends or any other rights as a shareholder shall exist with respect to the Optioned Stock, notwithstanding the exercise of the Option. A share certificate for the number of Shares so acquired shall be issued to the Optionee as soon as practicable after exercise of the Option. No adjustment will be made for a dividend or other right for which the record date is prior to the date the stock certificate is issued, except as provided in
Section 11 of the Plan.

     Exercise of an Option in any manner shall result in a decrease in the number of Shares which thereafter may be available, both for purposes of the Plan and for sale under the Option, by the number of Shares as to which the Option is exercised.

     (b) Termination of Status as a Director. In the event of the termination of the Outside Director's Continuous Status as a Director, he may, but only within thirty (30) days after the date of such termination, exercise his Option to the extent that he was entitled to exercise it at the date of such termination. To the extent that he was not entitled to exercise an Option at the date of such termination, or if he does not exercise such Option (which he was entitled to exercise) within the time specified herein, the Option shall terminate.

     (c) Disability of Optionee. Notwithstanding the provisions of Section 9(b) above, in the event of termination of an Optionee's Continuous Status as a Director as a result of his total and permanent disability (as defined in Section 22(e)(3) of the Internal Revenue Code of 1986, as amended), he may, but only within six (6) months (or such other period of time not exceeding twelve
(12) months as is determined by the Board) from the date of such termination (but in no event later than the date of expiration of the term of such Option as set forth in the Option Agreement), exercise his Option to the extent he was entitled to exercise it at the date of such termination. To the extent that he was not entitled to exercise the Option at the date of termination, or if he does not exercise such Option (which he was entitled to exercise) within the time specified herein, the Option shall terminate.

     (d) Death of Optionee. In the event of the death of an Optionee:

        (i) during the term of the Option who is at the time of his death a Director of the Company and who shall have been in Continuous Status as a Director since the date of grant of the Option, the Option may be exercised, at any time within twelve (12) months following the date of death, by the Optionee's estate or by a person who acquired the right to exercise the Option by bequest or inheritance, but only to the extent of the right to exercise that had accrued at the date of death.

        (ii) within thirty (30) days after the termination of Continuous Status as a Director, the Option may be exercised, at any time within twelve

(12) months following the date of death, by the Optionee's estate or by a person who acquired the right to exercise the Option by bequest or inheritance, but only to the extent of the right to exercise that had accrued at the date of termination.

     10. Non-Transferability of Options. Unless otherwise provided for by the Board, options may not be sold, pledged, assigned, hypothecated, transferred or disposed of in any manner other than by will or by the laws of descent and distribution or pursuant to a qualified domestic relations order as defined by the Code or Title I of the Employee Retirement Income Security Act, or the rules thereunder. The designation of a beneficiary by an Optionee does not constitute a transfer. An Option may be exercised, during the lifetime of the Optionee, only by the Optionee or a transferee permitted by this Section 10. If the Board makes an option transferable, such option shall contain such additional terms and conditions as the Board deems appropriate.

     11. Adjustments Upon Changes in Capitalization or Merger. Subject to any required action by the shareholders of the Company, the number of shares of Common Stock covered by each outstanding Option, and the number of shares of Common Stock which have been authorized for issuance under the Plan but as to which no Options have yet been granted or which have been returned to the Plan upon cancellation or expiration of an Option, as well as the price per share of Common Stock covered by each such outstanding Option, shall be proportionately adjusted for any increase or decrease in the number of issued shares of Common
Stock resulting from a stock split, reverse stock split, stock dividend, combination or reclassification of the Common Stock, or any other increase or decrease in the number of issued shares of Common Stock effected without payment or receipt of consideration by the Company; provided, however, that conversion of any convertible securities of the Company shall not be deemed to have been "effected without receipt of consideration." Such adjustment shall be made by the Board, whose determination in that respect shall be final, binding and conclusive. Except as expressly provided herein, no issuance by the Company of shares of stock of any class, or securities convertible into shares of stock of any class, shall affect, and no adjustment by reason thereof shall be made with respect to, the number or price of shares of Common Stock subject to an Option.

     In the event of the proposed dissolution or liquidation of the Company, the Board shall notify the Optionee at least fifteen (15) days prior to such proposed action. To the extent it has not been previously exercised, the Option will terminate immediately prior to the consummation of such proposed action. In the event of a merger of the Company with or into another corporation in which the stock of the Company is exchanged for stock of another company, the Option shall be assumed or an equivalent option shall be substituted by such successor corporation or a parent or subsidiary of such successor corporation. In the event that options are not assumed or substituted for in the event of a merger as described in this Section, then the Optionee shall have the right to exercise the Option as to all of the Optioned Stock, including Shares as to which the Option would not otherwise be exercisable. If the Option becomes fully exercisable in the event of a merger, the Board shall notify the Optionee that the Option shall be fully exercisable for a period of fifteen (15) days from the date of such notice, and the Option will terminate upon the expiration of such period.

     12. Time of Granting Options. The date of grant of an Option shall, for all purposes, be the date determined in accordance with Section 4(b) hereof. Notice


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


of the determination shall be given to each Outside Director to whom an Option is so granted within a reasonable time after the date of such grant.

     13. Amendment and Termination of the Plan.

     (a) Amendment and Termination. The Board may at any time amend, alter, suspend or discontinue the Plan, but no amendment, alteration, suspension or discontinuation shall be made which would impair the rights of any Optionee under any grant theretofore made, without his or her consent. In addition, to the extent necessary and desirable to comply with any applicable law or regulation, including the requirements of the NASD or an established stock exchange, the Company shall obtain shareholder approval of any Plan amendment in such a manner and to such a degree as required.

     (b) Effect of Amendment or Termination. Any such amendment or termination of the Plan shall not affect Options already granted and such Options shall remain in full force and effect as if this Plan had not been amended or terminated, unless mutually agreed otherwise between the Optionee and the Board, which agreement must be in writing and signed by the Optionee and the Company.

     14. Conditions Upon Issuance of Shares. Shares shall not be issued pursuant to the exercise of an Option unless the exercise of such Option and the issuance and delivery of such Shares pursuant thereto shall comply with all relevant provisions of law, including, without limitation, the Securities Act of 1933, as amended, the Exchange Act, the rules and regulations promulgated thereunder, state securities laws, and the requirements of any stock exchange upon which the Shares may then be listed, and shall be further subject to the approval of counsel for the Company with respect to such compliance.

     As a condition to the exercise of an Option, the Company may require the person exercising such Option to represent and warrant at the time of any such exercise that the Shares are being purchased only for investment and without any present intention to sell or distribute such Shares, if, in the opinion of counsel for the Company, such a representation is required by any of the aforementioned relevant provisions of law.

     Inability of the Company to obtain authority from any regulatory body having jurisdiction, which authority is deemed by the Company's counsel to be necessary to the lawful issuance and sale of any Shares hereunder, shall relieve the Company of any liability in respect of the failure to issue or sell such Shares as to which such requisite authority shall not have been obtained.

     15. Reservation of Shares. The Company, during the term of this Plan, will at all times reserve and keep available such number of Shares as shall be sufficient to satisfy the requirements of the Plan.

     16. Option Agreement. Options shall be evidenced by written option agreements in such form as the Board shall approve.


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



     17. Shareholder Approval.


     (a) Continuance of the Plan shall be subject to approval by the shareholders of the Company at or prior to the first annual meeting of shareholders held subsequent to the granting of an Option hereunder. If such shareholder approval is obtained at a duly held shareholders' meeting, it may be obtained by the affirmative vote of the holders of a majority of the outstanding shares of the Company present or represented and entitled to vote thereon. If such shareholder approval is obtained by written consent, it may be obtained by the written consent of the holders of a majority of the outstanding shares of the Company.

     (b) Any required approval of the shareholders of the Company shall be solicited substantially in accordance with Section 14(a) of the Exchange Act and the rules and regulations promulgated thereunder.

     18. Information to Optionees. The Company shall provide to each Optionee, during the period for which such Optionee has one or more Options outstanding, copies of all annual reports to shareholders, proxy statements and other information provided to all shareholders of the Company.


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



                           TRIMBLE NAVIGATION LIMITED

                                OUTSIDE DIRECTOR

                       NONSTATUTORY STOCK OPTION AGREEMENT
                          (as amended January 20, 1994)

     Trimble Navigation Limited, a California corporation (the "Company"), has granted to ____________________________ (the "Optionee"), an option (the
"Option") to purchase a total of __________ shares of Common Stock (the "Shares"), at the price determined as provided herein, and in all respects subject to the terms, definitions and provisions of the 1990 Director Stock Option Plan (the "Plan") adopted by the Company, which is incorporated herein by reference. Unless other wise defined herein, the terms defined in the Plan shall have the same defined meanings herein.

     1. Nature of the Option. This Option is intended by the Company and the Optionee to be a Nonstatutory Stock Option, and does not qualify for any special tax benefits to the Optionee. This Option is not an Incentive Stock Option.


     2. Exercise Price. The exercise price is $__________ for each share of Common Stock.

     3. Exercise of Option. This Option shall be exercisable during its term in accordance with the provisions of Section 9 of the Plan as follows:


        (i) Right to Exercise.

           (a) Subject to subsections 3(i)(b), (c) and (d) below, this Option shall vest and become exercisable cumulatively, to the extent of 1/36 of the Shares subject to the Option for each complete calendar month after the date of grant of the Option.

           (b) This Option may not be exercised for a fraction of a share.


           (c) In the event of Optionee's death, disability or other termination of Continuous Status as a Director, the exercisability of the Option is governed by Section 9 of the Plan.

           (d) In no event may this Option be exercised after the date of expiration of the term of this Option as set forth in Section 8 below.

     (ii) Method of Exercise. This Option shall be exercisable by written notice which shall state the election to exercise the Option and the number of Shares in respect of which the Option is being exercised. Such written notice shall be signed by the Optionee and shall be delivered in person or by certified mail to the Secretary of the Company. The written notice shall be accompanied by payment of the exercise price. This Option shall be deemed exercised upon receipt by the Company of such written notice accompanied by the exercise price.

     No Shares will be issued pursuant to the exercise of an Option unless such issuance and such exercise shall comply with all relevant provisions of law and the requirements of any stock exchange upon which the Shares may then be listed. Assuming such compliance, for income tax purposes the Shares shall be considered transferred to the Optionee on the date on which the Option is exercised with respect to such Shares.

     4. Optionee's Representations. In the event the Shares purchasable pursuant to the exercise of this Option have not been registered under the Securities Act of 1933, as amended, at the time this Option is exercised, Optionee shall, concurrently with the exercise of all or any portion of this Option, deliver to the Company an Investment Representation Statement in a form acceptable to the Company.

     5. Method of Payment. Payment of the exercise price shall be made, at the election of the Board, by cash, check, or surrender of other shares of Common Stock of the Company which (A) either have been owned by the Optionee for more than six (6) months on the date of surrender or were not acquired, directly or indirectly, from the Company and (B) have a fair market value on the date of surrender equal to the exercise price of the Shares as to which the Option is being exercised.

     6. Restrictions on Exercise. This Option may not be exercised until such time as the Plan has been approved by the shareholders of the Company, or if the issuance of such Shares upon such exercise or the method of payment of consideration for such shares would constitute a violation of any applicable federal or state securities or other law or regulation, including any rule under
Part 207 of Title 12 of the Code of Federal Regulations ("Regulation G") as promulgated by the Federal Reserve Board. As a condition to the exercise of this Option, the Company may require Optionee to make any representation and warranty to the Company as may be required by any applicable law or regulation.

     7. Non-Transferability of Option. This Option may not be transferred in any manner other wise than by will or by the laws of descent or distribution or pursuant to a qualified domestic relations order and may be exercised during the lifetime of Optionee only by him. The terms of this Option shall be binding upon the executors, administrators, heirs, successors and assigns of the Optionee.

     8. Term of Option. This Option may not be exercised more than ten (10) years from the date of grant of this Option, and may be exercised during such term only in accordance with the Plan and the terms of this Option.

     9. Taxation Upon Exercise of Option. Optionee understands that, upon exercise of this Option, he will recognize income for tax purposes in an amount equal to the excess of the then fair market value of the shares over the exercise price. Upon a resale of such shares by the Optionee, any difference between the sale price and the fair market value of the shares on the date of exercise of the Option will be treated as capital gain or loss.



DATE OF GRANT:                          TRIMBLE NAVIGATION LIMITED,
               ----------
                                        a California corporation

                                        By:_______________________

                                        Title:____________________

     OPTIONEE ACKNOWLEDGES AND AGREES THAT NOTHING IN THIS AGREEMENT, NOR IN THE COMPANY'S 1990 DIRECTOR STOCK OPTION PLAN WHICH IS INCORPORATED HEREIN BY REFERENCE, SHALL CONFER UPON OPTIONEE ANY RIGHT WITH RESPECT TO CONTINUATION OF STATUS AS A DIRECTOR OF THE COMPANY, NOR SHALL IT INTERFERE IN ANY WAY WITH HIS RIGHT OR THE COMPANY'S RIGHT UNDER APPLICABLE LAW TO TERMINATE HIS STATUS AS A DIRECTOR.

     Optionee acknowledges receipt of a copy of the Plan and certain information related thereto and represents that he is familiar with the terms and provisions thereof, and hereby accepts this Option subject to all of the terms and provisions thereof. Optionee has reviewed the Plan and this Option in their entirety, has had an opportunity to obtain the advice of counsel prior to executing this Option and fully understands all provisions of the Option. Optionee hereby agrees to accept as binding, conclusive and final all decisions or interpretations of the Board upon any questions arising under the Plan. Optionee further agrees to notify the Company upon any change in the residence address indicated below.



Dated:___________                ____________________________________
                                 Optionee

                                 Residence Address:


                                 ___________________________________
                                 ___________________________________




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